NATWEST ACQUISITION FINANCE



Thc Directors
Regis Europe Limited
110 Park Street
London W1Y 3RB


                                                                10 August 1998

Dear Sirs

CREDIT AGREEMENT DATED 22 SEPTEMBER 1995 AS VARIED AND RESTATED BY VARIATION AND RE-STATEMENT AGREEMENTS DATED 22 MARCH 1996 AND 10 AUGUST 1998 MADE BETWEEN
(1) REGIS EUROPE LIMITED (THE "BORROWER") AND (2) NATIONAL WESTMINSTER BANK PLC (THE "BANK") (THE "CREDIT AGREEMENT")

We refer to the Credit Agreement. This letter is the Overdraft Facility Letter referred to in the Credit Agreement and this letter replaces the overdraft facility letter of 6th February 1997.

Words and expressions defined in the Credit Agreement shall have the same meaning when used herein, unless otherwise defined.

The following facilities are to be granted on the Bank's usual banking terms and are repayable on demand.

For the avoidance of doubt, the Borrower by signing this letter, agrees that it will comply with the obligations expressed to be undertaken or imposed upon it under the Credit Agreement as if such obligations were set out in this letter and, without prejudice to the Bank's right to make demand, if the Borrower fails to comply with the said obligations then the Bank's rights shall be those under the Credit Agreement.

The overdraft facility granted pursuant to this letter (the "Overdraft Facility") is available through the Bank's Mayfair branch at P0 Box 4ND, 18a Curzon Street, London W1A 4ND for the purpose of financing the overdraft requirements of the Borrower from time to time and, without prejudice to our right to make demand, it is our present intention to review the Overdraft Facility annually.

No utilisation under the Overdraft Facility may be used for any unlawful purpose including, in particular, for any purpose in breach of section 151 of the Act.

BORROWER:                          The Borrower

FACILITY                           Overdraft

LIMIT The maximum amount of the Overdraft Facility (the "Limit") shall be L2,750,000.


                                   [LETTERHEAD]

INTEREST 1.75 per cent per annum over the Bank's base lending rate from time to time. Interest will be debited to the Borrower's current account on each quarter day in accordance with the Bank's usual practice.

PAYMENTS:                All payments under these facilities by the Borrower are
                         to be made free and clear of any set-off, deduction and withholdings.

SECURITY:                The Overdraft Facility ranks pari passu with the Term
                         Loan Facility and is to be secured under the Guarantees and Debentures granted by each of the Borrower and Target and the Keyman Insurance Assignment granted by the Borrower.

GOVERNING LAW:           The Overdraft Facility is to be governed by and
                         construed in accordance with English law.

AVAILABILITY:            These facilities are available on the later of the date
                         when a signed copy of this letter is received by the Bank and the Effective Date (as defined in the Second
                         Variation and Restatement Agreement).

Yours faithfully

/s/ [ILLEGIBLE]


For and on behalf of
NATIONAL WESTMINSTER BANK PLC


Accepted and Agreed,

/s/ [ILLEGIBLE]

For and on behalf of
REGIS EUROPE LIMITED

                                 DATED 10 August 1998
                                 --------------------



                                REGIS EUROPE LIMITED


                                      - and -


                           NATIONAL WESTMINSTER BANK Plc




                       ------------------------------------


                                       SECOND
                        VARIATION AND RESTATEMENT AGREEMENT
                        relating to a Credit Agreement dated
                                22nd September 1995
                            (as amended and restated by
           an amendment and restatement agreement dated 22nd March 1996)


                       ------------------------------------











                                 W I L D E  S A P T E

                                        ----

                                       LONDON

                                  TABLE OF CONTENTS

CLAUSE    DESCRIPTION                                             PAGE NO.
1.        INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . 1
2.        AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . . . 2
3.        CONDITIONS PRECEDENT . . . . . . . . . . . . . . . . . . . 2
4.        FEES AND EXPENSES. . . . . . . . . . . . . . . . . . . . . 2
5.        REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . 3
6.        CREDIT AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT  . . . 3
7.        SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . 3
8.        COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . 3
9.        LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
SCHEDULE 1 - REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . 4
SCHEDULE 2 - RESTATED CREDIT AGREEMENT . . . . . . . . . . . . . . . 6

THIS AGREEMENT is made the 10 day of August 1998


BETWEEN:


(1) REGIS EUROPE LIMITED, a company incorporated under the laws of England and Wales with registered number 02108396 (the "BORROWER");


(2) NATIONAL WESTMINSTER BANK Plc acting through its Mayfair Branch at P0 Box 4ND, 18a Curzon Street, London W1A 4ND (the "BANK");


WHEREAS


(A) Pursuant to a Credit Agreement dated 22nd September 1995 (as amended and restated by an amendment and restatement agreement dated 22nd March 1996) made between (1) the Borrower and (2) the Bank, (the "CREDIT AGREEMENT") the Bank has made available to the Borrower loan facilities upon the terms and conditions thereof.

(B) The Borrower has requested and the Bank has agreed to vary and amend certain provisions of the Credit Agreement, and to restate the Credit Agreement as so amended and varied.


NOW IT IS HEREBY AGREED as follows:


1.   INTERPRETATION

1.1 References herein to this Agreement shall include the Schedules hereto and words and expressions defined in the Credit Agreement shall have the same meanings in this Agreement unless otherwise defined herein and in addition the following words and expressions shall have the following meanings:

     "AMENDING DOCUMENTS" means this Agreement and the Overdraft Facility
     Letter.

     "CONDITIONS PRECEDENT" means each of the conditions set out in Clause 3.

     "EFFECTIVE DATE" means the date on which the Bank confirms in writing to the Borrower that each of the Conditions Precedent has been satisfied in full or waived.

     "OVERDRAFT FACILITY LETTER" means the letter dated on or about today's date under which an overdraft facility in an amount of L2,750,000 is to be made available to the Borrower by the Bank.

1.2 For the avoidance of doubt only, but without prejudice to the generality of Clause 2.1 below, it is hereby agreed and declared that the provisions set out in Clauses 1.3 and 1.4 of the Credit Agreement shall apply to this Agreement save that references in that Clause to "this Agreement" are deemed to be references to this Agreement and not to the Credit Agreement.

2.   AMENDMENT

2.1 With effect from the Effective Date, the Credit Agreement shall be amended and varied so as to be in the form set out in Schedule 2.

2.2 The terms of this Agreement shall be deemed to have been incorporated into the Credit Agreement as of and with effect from the Effective Date. The Credit Agreement as amended, varied and restated by this Agreement shall remain in full force and effect and any reference therein to "this Agreement", "hereof", "hereunder" and expressions of similar import shall, unless the context otherwise requires, be read and construed as references to the Credit Agreement amended and restated by this Agreement.

2.3 Clause 2.1 and the amendment and variation of the Credit Agreement effected thereby shall not reduce, extinguish or otherwise adversely affect any of the rights or remedies of the Bank, under the Credit Agreement prior to the Effective Date.


3.   CONDITIONS PRECEDENT


     This Agreement shall only take effect upon the satisfaction of each of the following conditions on or prior to 14th August 1998 (unless waived in writing by the Bank on or prior to that date):

     (a) The Bank shall have received each of the following in form and substance satisfactory to the Bank:

          (i)       this Agreement duly executed by the parties hereto;

          (ii) the Overdraft Facility Letter duly executed by the parties hereto;

          (iii) certified copies of the Certification of Incorporation and the Memorandum and Articles of Association of each company in the Charging Group or a certificate from the Company Secretary of such company certifying that such Memorandum and Articles of Association have not been amended since the date on which copies of the same were last provided or so certified to the Bank;

          (iv) a Certified Copy of the minutes (in the agreed form) of a meeting of the board of directors of the Borrower, approving and authorising the execution and performance of the Amending Documents and authorising a person or persons to sign or otherwise attest the due execution of such documents; and

     (b) The Bank shall have received the arrangement fee referred to in Clause 4.


4.   FEES AND EXPENSES

4.1 In consideration of the Bank entering into this Agreement, the Borrower shall on the date hereof pay to the Bank an arrangement fee of L36,000.

4.2 The Borrower shall pay on demand all costs, fees and expenses (including but not limited to legal fees) and any VAT thereon incurred by the Bank in connection with the negotiation, preparation and execution of this Agreement.


5.   REPRESENTATIONS AND WARRANTIES

5.1 The Borrower hereby acknowledges that the Bank has entered into this Agreement and accepted the security, guarantees and indemnities granted in favour of the Bank in full reliance of the representations and warranties made under this Clause 5.

5.2 The Borrower represents and warrants to the Bank in relation to itself and each of the companies of the Charging Group that on the Effective Date the representations and warranties made in Schedule 1 of this Agreement are true and accurate.


6.   CREDIT AGREEMENT TO REMAIN IN FULL FORCE AND EFFECT

     Save as expressly amended by this Agreement, the Credit Agreement shall remain in full force and effect.


7.   SEVERABILITY

     If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction and the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be effected or impaired thereby.


8.   COUNTERPARTS


     This Agreement may be executed in any number of counterparts which taken together shall constitute one Agreement.


9.   LAW

     This Agreement shall be governed by and construed in accordance with English law.


IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed the day and year first written above.

                                   SCHEDULE 1

                         REPRESENTATIONS AND WARRANTIES


1. It is a limited company incorporated under the laws of its jurisdiction of incorporation, which possesses the capacity to sue and be sued in its own name and which has the power to carry on its business and to own its property and other assets.

2. It has power and capacity to execute, deliver and perform its obligations under the Amending Documents to which it is a party and all necessary corporate, shareholder and other action has been taken and consents given to authorise the execution, delivery and performance of the same.

3. Its obligations under the Amending Documents to which it is a party constitute its legal, valid and binding obligations and are in full force and effect.

4. Its execution and delivery and performance and discharge of its obligations and liabilities under the Amending Documents to which it is a party do not and will not:

     (i) contravene any law or regulation or any order of any governmental or other official authority, body or agency or any judgment, order or decree of any court having jurisdiction over it; or

     (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which it is a party or any licence or other authorisation to which it is subject or by which it or any of its property is bound; or

     (iii) contravene or conflict with any provision of its memorandum and articles of association and, in particular, it has no limit on its power to incur Indebtedness.

5. All licences, consents, exemptions, clearances, filings, registrations, payments of duties or taxes, notarisations and authorisations as are or may be necessary or desirable for the proper conduct of its business, trade and ordinary activities and for the performance and discharge of its obligations and liabilities under the Amending Documents to which it is a party and which are required in connection with the execution, delivery, validity, enforceability or admissibility in evidence of the Amending Documents to which it is a party are in full force and effect;

6. It has not taken any action nor have any steps been taken or legal proceedings been started or threatened in writing against it for winding-up, dissolution or re-organisation, the enforcement of any Encumbrance over its assets or for the appointment of a receiver, administrative receiver, or administrator, trustee or similar officer of it or of any or all of its assets or any other procedure under which it obtains protection from any of its creditors.

7. It is not in breach or in default under any of any deed, instrument or agreement to which it is a party or which is binding on it or any of its assets.

8. No action, litigation, arbitration or administrative proceeding has been started or (so far as it is aware having made all appropriate enquiry) is pending or threatened against it, nor is there subsisting any unsatisfied judgment or award given against it by any court, board of arbitration or other body.

9. All of its assets are free from any Encumbrances, other than Permitted Encumbrances.

10.  It has no Indebtedness outstanding other than Permitted Indebtedness.

11.  No Default or Default Occurrence has occurred or is continuing unwaived.

                                     SCHEDULE 2


                             RESTATED CREDIT AGREEMENT

                                22ND SEPTEMBER 1995


                                REGIS EUROPE LIMITED


                                      - and -



                           NATIONAL WESTMINSTER BANK PLc



                 ------------------------------------------------

                                  CREDIT AGREEMENT
     (as amended by amendment and restatement agreements dated 22nd March 1996 and 10 August 1998)

                 ------------------------------------------------




                                    WILDE SAPTE
                                       London

                                 TABLE OF CONTENTS


CLAUSE    HEADING                                              PAGE NO.
------    -------                                              --------
1.        DEFINITONS AND INTERPRETATION . . . . . . . . . . . . . . . 1
1.1       Definitions . . . . . . . . . . . . . . . . . . . . . . . . 1
1.2       Financial Undertakings Definitions. . . . . . . . . . . . . 9
1.3       Clause Headings . . . . . . . . . . . . . . . . . . . . . . 9
1.4       Interpretation. . . . . . . . . . . . . . . . . . . . . . . 9

2.        CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . 10
2.1       Satisfaction of Conditions Precedent. . . . . . . . . . . . 10

3.        REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . 10
3.1       Acknowledgement of Reliance on all Representations and
          Warranties. . . . . . . . . . . . . . . . . . . . . . . . . 10
3.2       Original Representations and Warranties . . . . . . . . . . 10

4.        THE TERM LOAN FACILITY. . . . . . . . . . . . . . . . . . . 10
4.1       The Term Loan Facility. . . . . . . . . . . . . . . . . . . 10
4.2       Purpose of the Term Loan Facility . . . . . . . . . . . . . 10
4.3       Availability and Drawdown of the Term Loan. . . . . . . . . 11

5.        INTEREST. . . . . . . . . . . . . . . . . . . . . . . . . . 11
5.1       Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . 11
5.2       Duration of Interest Periods. . . . . . . . . . . . . . . . 11
5.3       Default Interest. . . . . . . . . . . . . . . . . . . . . . 12
5.4       Calculation and Payment of Interest . . . . . . . . . . . . 12
5.5       Bank's Determination. . . . . . . . . . . . . . . . . . . . 13

6.        REPAYMENT AND PREPAYMENT. . . . . . . . . . . . . . . . . . 13
6.1       Repayment of the Term Loan. . . . . . . . . . . . . . . . . 13
6.2       Voluntary Prepayment of the Term Loan . . . . . . . . . . . 14
6.2.5     Order of Application of Prepayments . . . . . . . . . . . . 14
6.3       No re-borrowing . . . . . . . . . . . . . . . . . . . . . . 14

7.        MARKET DISRUPTION, ILLEGALITY, INCREASED COSTS, GROSSING UP
          AND OTHER INCREASED COSTS AND EXPENSES. . . . . . . . . . . 14

8.        PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . 14
8.1       Funds and Place . . . . . . . . . . . . . . . . . . . . . . 14
8.2       Business Day. . . . . . . . . . . . . . . . . . . . . . . . 14
8.3       Breakage Costs. . . . . . . . . . . . . . . . . . . . . . . 15
8.4       Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . 15
8.5       Appropriation . . . . . . . . . . . . . . . . . . . . . . . 15

9.        UNDERTAKINGS. . . . . . . . . . . . . . . . . . . . . . . . 15
9.1       Information Undertakings. . . . . . . . . . . . . . . . . . 15
9.2       Financial Undertakings. . . . . . . . . . . . . . . . . . . 18
9.3       Positive Undertakings . . . . . . . . . . . . . . . . . . . 28
9.4       Negative Undertakings . . . . . . . . . . . . . . . . . . . 29

10.       DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . 31
10.1      Default . . . . . . . . . . . . . . . . . . . . . . . . . . 31
10.2      Acceleration. . . . . . . . . . . . . . . . . . . . . . . . 33

11.       SET-OFF . . . . . . . . . . . . . . . . . . . . . . . . . . 34


12.       FEES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . 34
12.1      Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . 34
12.2      Arrangement Fee . . . . . . . . . . . . . . . . . . . . . . 34
12.3      Monitoring Fee. . . . . . . . . . . . . . . . . . . . . . . 34

13.       SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . 34
13.1      Severance . . . . . . . . . . . . . . . . . . . . . . . . . 34
13.2      Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . 35

14.       NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . 35
14.1      Method. . . . . . . . . . . . . . . . . . . . . . . . . . . 35
14.2      Delivery. . . . . . . . . . . . . . . . . . . . . . . . . . 35
14.3      Addresses . . . . . . . . . . . . . . . . . . . . . . . . . 35
14.4      Deemed Receipt. . . . . . . . . . . . . . . . . . . . . . . 36

15.       ASSIGNMENTS AND TRANSFERS . . . . . . . . . . . . . . . . . 36
15.1      Benefit of Agreement. . . . . . . . . . . . . . . . . . . . 36
15.2      Assignments and Transfers by the Borrower . . . . . . . . . 36
15.3      Assignments and Transfers by the Bank . . . . . . . . . . . 36
15.4      Disclosure of Information . . . . . . . . . . . . . . . . . 37
15.5      Publicity . . . . . . . . . . . . . . . . . . . . . . . . . 37

16.       LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37

SCHEDULE  1 - Details of the Group. . . . . . . . . . . . . . . . . . 38
SCHEDULE  2 - Conditions Precedent for the purpose of Clause 2. . . . 39
SCHEDULE  3 - Mandatory Liquid Assets Costs Formula . . . . . . . . . 41
SCHEDULE  4 - Part 1- Drawdown Notice . . . . . . . . . . . . . . . . 43
SCHEDULE  5 - Representations and Warranties made under Clause 3.2. . 44
SCHEDULE  6 - Part 1 Auditors' Confirmation . . . . . . . . . . . . . 46
              Part 2 Certificate for Clause 9.1(e). . . . . . . . . . 49
SCHEDULE  7 - Market Disruption/Increased Costs etc.  . . . . . . . . 55
SCHEDULE  8 - Base Case Model . . . . . . . . . . . . . . . . . . . . 59


THIS AGREEMENT is made the 22nd day of September 1995

BY:

(1) REGIS EUROPE LIMITED, a company incorporated in England and Wales and registered under number 02108396 (the "BORROWER"); and

(2) NATIONAL WESTMINSTER BANK PLc acting through its Mayfair Branch at P0 Box 44ND, 18a Curzon Street, London W1A 4ND (the "BANK").

1.     DEFINITIONS AND INTERPRETATION

1.1    DEFINITIONS

       In this Agreement, unless otherwise expressly provided:

       "ACCOUNTANTS' REPORT" means the report prepared by Coopers & Lybrand relating to the Group dated on or about 19th September and addressed to the Bank;

       "ACCOUNTING PERIOD" has the meaning given to it in Clause 9.1(b);

       "ACCOUNTING PRINCIPLES" means the Generally Accepted Accounting Principles used in the preparation of the Business Plan as such principles may be amended; modified or supplemented in the way contemplated in Clause 9.2.3;

       "ACCOUNTS" means, for each Financial Year of the Borrower, the Borrower's audited consolidated accounts (including all additional information and notes thereto) for that Financial Year, audited by the Auditors, together with the relative directors' report and Auditors' report;

       "ACQUISITION AGREEMENT" means the sale and purchase agreement dated 9th August 1995 relating to the sale by the Vendor and purchase by the Borrower of the Target Shares and under which Regis Corporation has guaranteed the obligations of the Borrower to the Vendor on the terms and subject to the conditions of that agreement;

       "ACQUISITION DOCUMENTS" means all of:

       (a) the Acquisition Agreement including the Exhibits referred to in that agreement;

       (b)     a letter dated 9th August 1995 signed by Wella
               Aktiengesellschaft; and

       (c) a letter dated 9th August 1995 addressed to Regis Corporation from the Vendor;

       "ACQUISITION PURCHASE PRICE" means the aggregate purchase consideration payable by the Borrower for the Target Shares under clause 4 of the Acquisition Agreement;

       "ACT" means the Companies Act 1985;

       "AUDITORS" means, in relation to any company in the Charging Group, Coopers & Lybrand or any other firm of chartered accountants which shall have been previously approved by the Bank;

       "BASE CASE MODEL" means the base case model set out in Schedule 8;

       "BUSINESS DAY" means a day on which banks are open for business in London (excluding Saturdays and Sundays);

       "BUSINESS PLAN" means the business plan for the Charging Group (in the agreed form)

       "CERTIFICATE DATE" has the meaning given to it in Clause 9.1(e);

       "CERTIFIED COPY" means, in relation to any document, a copy of such document bearing the endorsement "Certified on [specify date **] a true, complete and accurate copy of the original, which has not as at the above date been amended, varied, novated or supplemented otherwise than by each document, a Certified Copy of which is attached hereto", signed by a duly authorised officer of the company in question (or solicitors acting on behalf of the company in question) and which complies with such endorsement;

       "CHANGE" means in relation to the Bank (or any company of which the Bank is a Subsidiary), the introduction, implementation, repeal, withdrawal or change in, or in the interpretation or application of, (a) any law, regulation, practice or concession, or (b) any directive, requirement, request or guidance (whether or not having the force of law but if not having the force of law, one which applies generally to a class or category of financial institutions of which the Bank (or that company) forms part and compliance with which is in accordance with the general practice of those financial institutions) of the European community, any central bank including the European Central Bank, or any other fiscal, monetary, regulatory or other authority.

       "CHANGE OF CONTROL" means a change in the ownership of the issued share capital of the Borrower where a person, other than a person which is beneficial owner of shares in the capital of the Borrower on the date of this Agreement, (whether alone or together with any associated person or persons) becomes the beneficial owner of shares in the issued share capital of the Borrower carrying the right to exercise more than 50 per cent. of the votes exercisable at a general meeting of the Borrower:
       (for the purposes of this definition, "associated person" means, in relation to any person, a person who is either (a) acting in concert (as defined in the City Code on Take-Overs and Mergers) with such aforesaid person, or (b) "a connected person" of such aforesaid person as defined in section 839 of the Income and Corporation Taxes Act 1988);

       "CHARGING GROUP" means:

       (a)     the companies details of which are set out in Schedule 1; and

       (b) any other company within the Group which shall have granted a Guarantee and a Debenture in favour of the Bank;

       "COMPLETION DATE" means 22nd September 1995;

       "CONDITIONS PRECEDENT" means each of the conditions precedent listed in
       Schedule 2;

       "DEBENTURE" means a debenture in the Banks standard form NWB 1014;

       "DEFAULT" means any of the events specified in Clause 10.1;

       "DEFAULT OCCURRENCE" means any event which would constitute a Default if all notices required to be given and periods of time required to have expired under Clause 10.1 to make such event a Default, had been given, or expired;

       "DORMANT SUBSIDIARY" means a company in the Group incorporated in England and Wales which is dormant within the meaning of section 250(3) of the Act and has assets the aggregate gross value of which do not exceed L5,000;

       "DRAWDOWN DATE" means the Business Day on which any Term Loan Tranche is or is proposed to be borrowed pursuant to a Drawdown Notice;

       "DRAWDOWN NOTICE" means a notice substantially in the form set out in
       Part 1 of Schedule 4;

       "EMPLOYMENT CONTRACT" means the service agreement made or to be made between the Borrower and Anthony Rammelt;

       "ENCUMBRANCE" means any mortgage, charge, assignment for the purpose of security, pledge, lien, right of set-off, retention of title provisions or hypothecation or preferential right or trust arrangement for the purpose of, or which has the effect of, granting security or other security interest of any kind whatsoever, and any agreement, whether conditional or otherwise to create or grant any of the same;

       "FINANCIAL YEAR" has the meaning given to it in section 223 of the Act;

       "FINANCING DOCUMENTS" means this Agreement, the Overdraft Facility Letter, the Interest Rate Protection Agreements, any Drawdown Notice and the Security Documents;

       "FIRST VARIATION AND RESTATEMENT AGREEMENT" means the variation and restatement agreement relating to this Credit Agreement between (1) the Borrower and (2) the Bank dated 22nd March 1996.

       "FRS" means a financial reporting standard issued by the Accounting Standards Board for application in England and Wales and where referenced by a number means that particular financial reporting standard;

       "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means, in relation to companies incorporated anywhere in the United Kingdom, accounting principles, concepts, bases and policies generally adopted and accepted in England for the preparation and presentation of audited financial statements;

       "GROUP" means the Borrower, all of the companies details of which are set out in Schedule 1 and their respective Subsidiaries from time to time;

       "GUARANTEE" means a guarantee in the Bank's standard form NWB 1019;

       "INDEBTEDNESS" means, in relation to any person, its obligation (whether present or future, actual or contingent and whether incurred as principal or surety) for the payment or repayment of money (whether in respect of interest, principal or otherwise) incurred in respect of any of:

       (a)     monies borrowed or raised;

       (b)     any bond, note, loan stock, debenture or similar instrument;

       (c) acceptance credit, bill-discounting, note purchase, factoring facilities and documentary credit facilities;

       (d) any liability for the supply of any goods and services which is more than 30 Business Days past the expiry of the period customarily allowed by the relative supplier after the due date;

       (e) payment obligations under hire purchase agreements, conditional sale agreements and leases;

       (f) guarantees, bonds, standby letters of credit or other similar instruments issued in connection with the performance of contracts;

       (g) interest rate or currency swap agreements and any other hedging instruments in respect of interest rates or currencies; and

       (h) counter-indemnities, guarantees or other assurances against financial loss in respect of the liability of obligation of any person;

       "INFORMATION PACKAGE" means:

       (a)     the Accountants' Report; and
       (b)     the Business Plan;

       "INSTALLMENT" has the meaning given to it in Clause 6.1;

       "INSTALLMENT REPAYMENT DATE" has the meaning given to it in Clause 6.1;

       "INTEREST DATE" means the last day of an Interest Period;

       "INTEREST PERIOD" means each period ascertained in accordance with Clause 5.2 for the purpose of calculating interest on the Term Loan or as the context requires, each period ascertained in accordance with Clause 5.3 for the purpose of calculating interest on any sum which is due and payable and unpaid;

       "INTEREST RATE PROTECTION AGREEMENTS" means each of the agreements, entered into or to be entered into by the Borrower and the Bank for the purpose of hedging the Borrower's interest rate liabilities in relation to all or any part of the Term Loan Facility;

       "KEYMAN INSURANCE" means a keyman life assurance policy (in form and content satisfactory to the Bank and with such insurer as the Bank has approved) maintained or to be maintained by the Borrower in respect of the death and disability of Anthony Rammelt or his successor, in the amount of L300,000 and for a period of 4 years:

       "KEYMAN INSURANCE ASSIGNMENT" means an assignment by way of security (in the agreed form) of the benefit of the Keyman Insurance;

       "LIBOR" means in respect of the Term Loan, part thereof or other sum, the rate per annum at which the Bank offers deposits in Sterling in an amount comparable with the Term Loan, such part thereof or such sum, as the case may be, for a period equal to the relative Interest Period to lending banks in the London Inter-Bank Market at or about 11.00 a.m. (London time) on the first day of the relative Interest Period;

       "MANAGEMENT ACCOUNTS" has the meaning given to it in Clause 9.1(b);

       "MANDATORY LIQUID ASSET COSTS" means the additional cost to the Bank of compliance with the reserve asset ratio required by the Bank of England from time to time (if any), expressed as a rate per cent. per annum, calculated in accordance with the formula set out in Schedule 3;

       "MARGIN" means 2.0 per cent. per annum;

       "NEW ACCOUNTANTS' REPORT" means the reports prepared by Coopers & Lybrand and Wilder Coe relating to SHL, SSL and Demigod each dated on or about 6th March 1996 and addressed to the Bank together with a letter from Coopers & Lybrand dated 6th March 1996 and addressed to the Bank;

       "NEW ACQUISITION AGREEMENTS" means the sale and purchase agreements dated 29th December relating to the sale by the New Vendor and the purchase by the Borrower of the Shares of SHL and SSL;

       "NEW ACQUISITION DOCUMENTS" means all of the New Acquisition Agreements including the Exhibits and documents referred to therein;

       "NEW BUSINESS PLAN" means the business plan for SHL and SSL in the agreed form;

       "NEW INFORMATION PACKAGE" means the New Business Plan and the New Accountants Report;

       "NEW TRANSACTION COSTS" means the costs and expenses (including VAT) incurred by the Borrower under the New Transaction Documents (as defined in the First Variation and Restatement Agreement) and in relation to the New Information Package;

       "NEW VENDOR" means Steiner Group Limited, a company incorporated in England and Wales;

       "OPERATING BUDGET" means:

       (a) in relation to the period from the Completion Date to 30th June 1996, the Business Plan and the New Business Plan projections for that period; and

       (b) in relation to each Financial Year of the Borrower and Target SHL and SSL starting after 30th June 1996, a projected consolidated balance sheet, projected consolidated profit and loss account, projected consolidated cash flow statement and projected Capital Expenditure (as defined in Clause 9.2.1), (each on a month by month basis) together with a summary of all material assumptions and other bases upon which those projections were made for each such Financial Year;

       "OVERDRAFT FACILITY LETTER" means the letter dated 10 August 1998 under which an overdraft facility in an amount of L2,750,000 is to be made available to the Borrower by the Bank;

       "OVERSEAS APPROVED FUNDING" means funding by the Borrower of Regis S.A. or S & L out of the proceeds of:

       (a)     subscription for shares in the Borrower by Regis Corporation; and

       (b)     a loan or loans made to the Borrower by Regis Corporation,

       in each case on terms and conditions approved by the Bank;

       "OVERSEAS CAPITAL EXPENDITURE PROGRAMME" means expenditure by Regis S.A. and S&L on fixed assets which is incurred within 3 years of the date of this Agreement and which cumulatively does not exceed L100,000 in aggregate per annum during such 3 year's period;

       "PERMITTED ENCUMBRANCE" means, in relation to any company in the Group:

       (a) Encumbrances subsisting under or in connection with any of the Financing Documents;

       (b)     Encumbrances granted with the consent of the Bank;

       (c) liens arising and subsisting by operation of law in the ordinary course of trading activities;

       (d) any retention of title to goods supplied to that company where such retention is agreed in the ordinary course of its trading activities and on customary terms; and

       (e)     rights of set-off arising by operation of law;

       "PERMITTED INDEBTEDNESS" means:

       (a)     Indebtedness outstanding under the Financing Documents;

       (b) Indebtedness outstanding under Finance Leases (as defined in Clause 9.2) not exceeding in aggregate L60,000;

       (c)     Indebtedness outstanding under operating leases;

       (d) Indebtedness in favour of Regis Corporation for Overseas Approved Funding;

       (e)     Indebtedness outstanding under the Wella Agreement;

       (f) Indebtedness outstanding under an unsecured loan to Barclays Bank PLC in the sum of L15,000;

       (g) Indebtedness in favour of Regis Corporation pursuant to Clause 9.2.2(e)(iv).

       "PROPERTY" means all those freehold and leasehold properties owned by companies within the Charging Group from time to time;

       "QUALIFYING BANK" means an institution which is a bank for the purposes of section 349 of the Income and Corporation Taxes Act 1988;

       "QUARTERLY ACCOUNTING PERIODS" means, in each Financial Year, the third, sixth, tenth and thirteenth Accounting Periods;

       "REGIS CORPORATION" means Regis Corporation, a company organised and existing under the laws of the state of Minnesota, whose principal places of business is at 7201 Metro Boulevard Minneapolis, Minnesota, MN 55439, USA;

       "REGIS CORPORATION INDEBTEDNESS" means the sum of L955,000 provided to the Borrower on inter company account by Regis Corporation for the purposes of financing the acquisitions made under the New Acquisition Agreements;

       "REGIS S.A." means Regis South Africa (Proprietary) Limited, a company incorporated in the Republic of South Africa and registered under number 73/11138/07;

       "REGIS S.A. COMFORT LETTER" means the letter (in the agreed form) issued or to be issued by the Borrower in favour of Regis S.A.;

       "REPAYMENT DATE" means 10th June 2001;

       "RESTRUCTURING COSTS" means the costs and expenses anticipated in the Business Plan and incurred by either the Borrower or Target on or after the Completion Date in connection with the reorganisation of the Target;

       "S & L" means S & L du Lac, Inc., a Delaware corporation having its principal office at 220 Fifth Avenue, New York, New York 1001, USA;

       "SECOND VARIATION AND RESTATEMENT AGREEMENT" means the variation and restatement agreement relating to this Credit Agreement (as amended and restated by the First Amendment and Restatement Agreement) between (1) the Borrower and (2) the Bank dated 10 August 1998;

       "SECURITY DOCUMENTS" means each Guarantee and each Debenture executed by a company within the Group, the Keyman Insurance Assignment and any other guarantee and security documents executed and delivered to the Bank after the date hereof by any company in the Group;

       "SECURITY PERIOD" means the period starting on the Completion Date and ending on the date on which all of the obligations and liabilities of the Borrower and the other companies in the Charging Group under each of the Financing Documents to the Bank have been unconditionally discharged in full and the Bank has no continuing liability to the Borrower in relation to the Term Loan Facility;

       "SSAP" means any statement of standard accounting practice issued by the Institute of Chartered Accountants for application in England and Wales and where referenced by a number means that particular statement;

       "STERLING" and "L" each means the lawful currency for the time being of the United Kingdom;

       "SUBSIDIARY" means any subsidiary within the meaning of section 736 of the Act and any subsidiary undertaking within the meaning of section 258 of the Act and "Subsidiaries" shall be construed accordingly;

       "TARGET" means Essanelle Limited, a company incorporated in England and Wales under registered number 1115693;

       "TARGET SHARES" means all of the issued share capital of the Target;

       "TAX" includes all present and future taxes, charges, imposts, duties, levies, deductions, withholdings, or any amount payable on account of or in connection with any of the foregoing;

       "TAX ON OVERALL NET INCOME" means, in relation to the Bank, Tax (other thin Tax deducted or withheld from any payment) imposed on such Bank on its net profits by the United Kingdom;

       "TERM LOAN" means the principal aggregate amount of the Term Loan Tranches drawn down or to be drawn down under the Term Loan Facility and thereafter the aggregate principal amount from time to time outstanding;

       "TERM LOAN FACILITY" means the term loan facility referred to in Clause 4.1;

       "TERM LOAN TRANCHE" means any of Tranche A, Tranche B and Tranche C;

       "TRANCHE A" means a tranche of an original principal amount of L3,800,000 made available under the Term Loan Facility;

       "TRANCHE B" means a tranche of an original principal amount of L500,000 made available under the Term Loan Facility under Clause 4.3.2;

       "TRANCHE C" means a tranche of an original principal amount of L1,000,000 made available under the Term Loan Facility under Clause 4.3.2;

       "TRANSACTION COSTS" means the costs and expenses (including VAT) incurred by the Borrower under the Transaction Documents and in relation to the preparation of the Information Package;

       "TRANSACTION DOCUMENTS" means the Financing Documents, Acquisition Documents and the New Acquisition Documents;

       "VALUE ADDED TAX" and "VAT" means value added tax as provided for in the Value Added Tax Act 1983 and legislation supplemental thereto;

       "VENDOR" means FDB Friseur Dienstleistungs Betriebe GmbH & Co. Kg., a limited liability company organised and existing under the laws of Germany;

       "VENDOR LOAN NOTES" means the retention note dated 29th December 1995 issued by SHL in favour of the New Vendor; and

       "WELLA AGREEMENT" means a finance agreement dated 1st December 1995 between (1) Intercosmetic (G.B.) Limited (trading as Wella Great Britain), (2) Openpark, (3) California Lines Limited and (4) the Borrower.

1.2    FINANCIAL UNDERTAKINGS DEFINITIONS

       Various defined terms used for the financial undertakings in Clause 9.2 are set out in Clause 9.2.

1.3    CLAUSE HEADINGS

       Clause headings in the Financing Documents are not to be used for the construction or interpretation of any of the Financing Documents.

1.4    INTERPRETATION

       In this Agreement, unless otherwise provided:

       (a) references to this Agreement or any other agreement are to be construed as references to this Agreement, or agreement in force for the time being and as amended, varied, supplemented or novated from time to time;

       (b) references to any person are to be construed so as to include that person's assigns or transferees (in accordance with the terms of the relative agreement or deed) or successors in title;

       (c) references to a document being "IN THE AGREED FORM" means that the document has been approved by the Bank and which shall be attached to a letter from the Bank to the Borrower confirming that the relative document is in the agreed form;

       (d) accounting terms are to be construed to be consistent with Generally Accepted Accounting Principles;

       (e) references to liabilities are to be construed so as to include all actual, contingent, present or future liabilities of the relative person;

       (f) references to "COMPANY" or "COMPANIES" are to be construed to include all persons and associations which are companies (within the meaning of section 735 of the Act), bodies corporate (within the meaning of section 740 of the Act) or would constitute (if acquired by any person) subsidiary undertakings (within the meaning of section 258 of the Act);

       (g) references to Clauses and Schedules are to clauses and schedules in this Agreement; and

       (h) the words "including" and "in particular" shall be construed as being by way of illustration or emphasis only and shall not be construed as, nor shall they take effect as, limiting the generality of any foregoing words.

2.     CONDITIONS PRECEDENT

2.1    SATISFACTION OF CONDITIONS PRECEDENT

       All conditions precedent have been satisfied.

3.     REPRESENTATIONS AND WARRANTIES

3.1    ACKNOWLEDGEMENT OF RELIANCE ON ALL REPRESENTATIONS AND WARRANTIES

       The Borrower acknowledges that the Bank has entered into each of the Financing Documents and has accepted the guarantees, indemnities and security granted in its favour under the Security Documents in full reliance on each of the representations and warranties made in this Clause 3.

3.2    ORIGINAL REPRESENTATIONS AND WARRANTIES

3.2.1 It is acknowledged by the parties to this Agreement that the representations and warranties set out in Schedule 5 of this Agreement were given and made by the Borrower on or about the Completion Date and, subject to Clause 2 of the First Variation and Restatement Agreement and Clause 2 of the Second Variation and Restatement Agreement are not, nor shall they be deemed to be given, by the Borrower at any time thereafter.

3.2.2 Pursuant to Clause 2 of the First Variation and Restatement Agreement and Clause 2 of the Second Variation and Restatement Agreement, the Bank's right in relation to the above representations and warranties continue in full force and effect.

4.     THE TERM LOAN FACILITY

4.1    THE TERM LOAN FACILITY

       Subject to the terms and conditions of this Agreement, the Bank, in full reliance on each of the representations and warranties made by the Borrower under Clause 3 agrees to make available to the Borrower a term loan facility in the maximum principal amount of L3,040,000, to be made available as Tranche A, Tranche B and Tranche C.

4.2    PURPOSE OF THE TERM LOAN FACILITY

4.2.1  (a)     Tranche A has been used, in discharge of the Borrower's
               obligations in relation to the Acquisition Purchase Price for the Target Shares, repayment of certain of Target's Indebtedness and payment of the Transaction Costs.

       (b) Tranche B has been used in and towards the discharge of the Restructuring Costs and Transaction Costs.

       (c) Tranche C has been used in and towards the discharge in full of the Regis Corporation Indebtedness and any balance of Tranche C after discharge of the Regis Corporation Indebtedness has been be used for the general corporate purposes of the Borrower.

4.2.2 The Bank shall not be obliged to enquire into the application by the Borrower of the proceeds of any Term Loan Tranche and the Bank shall not be responsible for the application of the proceeds of any Term Loan Tranche.

4.3    AVAILABILITY AND DRAWDOWN OF THE TERM LOAN

4.3.1  Tranche A was drawn down by the Borrower in full on 25th September 1995.

4.3.2  Tranche B has been drawn down in lull by the Borrower.

4.3.3  Tranche C was drawn down in full by the Borrower in March 1996.

4.3.4 The first Interest Period for Tranche B and Tranche C respectively shall start on the respective Tranche B, or Tranche C Drawdown Date and end on the next Interest Date for Tranche A.

4.3.5 Once given, any Drawdown Notice shall be irrevocable and shall oblige the Borrower to borrow in accordance with such notice.

4.3.6 The proceeds of each Term Loan Tranche will be paid to the credit of the Borrower's account with the Bank or otherwise as the Borrower may reasonably direct.


5.     INTEREST

5.1    AMOUNT

       Interest shall accrue on the Term Loan from and including the Drawdown Date to, but excluding, the Repayment Date, at the rate determined by the Bank to be the aggregate of

       (a)     the Margin;

       (b)     LIBOR; and

       (c)     the Mandatory Liquid Asset Costs.

5.2    DURATION OF INTEREST PERIODS

5.2.1 Interest payable on the Term Loan shall be calculated by reference to successive periods ascertained in accordance with this Clause 5.2 (each an "INTEREST PERIOD").

5.2.2  (a)     Except for the purpose of Clause 4.3, each Interest Period will be of 1, 3 or 6 months' duration (or such other period as is necessary for the Borrower to comply with its obligations under Clause 5.2.6) or such other period as the Bank may allow.

       (b) With effect from the Interest Date relating to Tranche B and Tranche C falling on or after 31st March 1996 all the Term Loan Tranches shall be consolidated into one Term Loan Tranche which will constitute the Term Loan.

5.2.3 The first Interest Period for any Term Loan Tranche shall start on the relative Drawdown Date. Each succeeding Interest Period shall start on the last day of the preceding Interest Period.

5.2.4 The Borrower shall, not less than 3 Business Days before the last Business Day of each Interest Period, notify the Bank in writing of the duration of the next Interest Period.

5.2.5 If for any reason the Borrower fails to select the duration of any Interest Period for the Term Loan, it shall be deemed to have selected an Interest Period of 3 months or such other period as is necessary for the Borrower to comply with its obligations under Clause 5.2.6.

5.2.6 The Borrower shall ensure that an Interest Period ends on each Installment Repayment Date.

5.2.7 Notwithstanding any contrary provision in this Agreement, no Interest Period may be for a period such that it would expire after the Repayment Date and if the Borrower selects an Interest Period expiring after the Repayment Date, it shall be deemed to have selected one expiring on the Repayment Date.

5.2.8 Any Interest Period which commences on the last Business Day in a month or on a Business Day for which there is no numerically corresponding day in the month in which that Interest Period is to end, shall (subject to Clause 5.2.7) end on the last Business Day in that later month.

5.2.9 Any Interest Period which would otherwise end on a day which is not a Business Day shall on the next succeeding Business Day or, if that day falls in the following month, on the immediately preceding Business Day.

5.3    DEFAULT INTEREST

5.3.1 If the Borrower defaults in the payment of any amount due and payable under any of the Financing Documents on the due date, the Borrower shall pay default interest on such amount to the Bank from the due date to the date of actual payment in full calculated by reference to successive Interest Periods (each of such duration as the Bank may from time to time select and the first beginning on the relative due date) at the rate per annum being the aggregate of:

       (a)     1 per cent. per annum;

       (b)     the Margin;

       (c)     LIBOR; and

       (d)     the Mandatory Liquid Asset Costs.

5.3.2 So long as such default continues, such rate shall be recalculated in accordance with this Clause 5.3 on the last day of each such Interest Period and unpaid interest then payable but unpaid under this Clause shall be compounded at the end of each such Interest Period.

5.4    CALCULATION AND PAYMENT OF INTEREST

5.4.1 As soon as is practicable following the beginning of each Interest Period, the Bank will notify the Borrower of the rate and amount of interest payable for that Interest Period, (but in the case of such interest calculated under Clause 5.3.1, any such notification need not be more than weekly).

5.4.2  Interest due from the Borrower to the Bank under this Agreement shall:

       (a) accrue from day to day on the relative amount at the appropriate rate calculated under this Clause 5;

       (b) except as otherwise provided in this Agreement, be paid by the Borrower to the Bank in arrear on each Interest Date, save that in the case of any Interest Period which is longer than 6 months, the Borrower shall pay interest 6 monthly in arrear and on the relative Interest Date;

       (c) be calculated on the basis of the actual number of days elapsed and a 365 days year; and

       (d)     be payable after as well as before judgment.

5.5    BANK'S DETERMINATION

       The determination by the Bank of the amount of any interest payable under any of Clauses 5.1 and 5.3 shall, save for manifest error, be conclusive and binding on the Borrower.

6.     REPAYMENT AND PREPAYMENT

6.1    REPAYMENT OF THE TERM LOAN

       Subject to the terms of this Agreement, the Borrower shall repay the Term Loan by payment to the Bank on each date set out in Column A below (each date being an "INSTALMENT REPAYMENT DATE"), the Sterling amount of the instalment (each an "INSTALMENT") set out in Column B below opposite the relevant Installment Repayment Date (so that the Term Loan is repaid in full on or before the Repayment Date):


          COLUMN A                                COLUMN B
          25th September 1998                     L250,000
          21st December1998                       L250,000
          25th March 1999                         L250,000
          l0th June 1999                          L250,000
          25th September 1999                     L250,000
          21st December 1999                      L250,000
          25th March 2000                         L250,000
          l0th June 2000                          L250,000
          25th September 2000                     L250,000
          21st December 2000                      L250,000
          25th March 2001                         L250,000
          l0th June 2001                          L290,000


6.2    VOLUNTARY PREPAYMENT OF THE TERM LOAN

6.2.1 The Borrower may prepay all or any part of the Term Loan and, if part only, in a amount of L100,000 and multiples of L100,000.

6.2.2  The full amount of any such prepayment shall be made on an Interest
       Date.

6.2.3 The Borrower may make any such prepayment by giving not less than 10 Business Days' prior written notice. Such notice shall be irrevocable and shall specify the amount of the prepayment and the date upon which it is to be made.

6.2.4 Every prepayment must be accompanied by interest accrued on the amount prepaid and all other amounts due in relation to the amount prepaid (including amounts, if any, due under Clause 8.3)

6.2.5  ORDER OF APPLICATION OF PREPAYMENTS

       Each prepayment made is to be applied in or towards the discharge and reduction of the Instalments in inverse order to maturity.

6.3    NO RE-BORROWING

       No amount repaid or prepaid in relation to the Term Loan may be re-borrowed.

7. MARKET DISRUPTION, ILLEGALITY, INCREASED COSTS, GROSSING UP AND OTHER INCREASED COSTS AND EXPENSES

       All the Borrower's rights and liabilities under this Agreement are subject to the provisions of Schedule 7.

8.     PAYMENTS

8.1    FUNDS AND PLACE

       All payments to be made by the Borrower under any of the Financing Documents shall be made on the due date to the Bank in cleared Sterling funds for value on the due date to such account, at such office or bank in London as the Bank may from time to time designate to the Borrower by not less than 2 Business Days' prior notice.

8.2    BUSINESS DAY

       If, but for this Clause, any sum would become due for payment under this Agreement on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day; if the next succeeding Business Day falls in a new calendar month, then such payment shall be made on the immediately preceding Business Day.

8.3    BREAKAGE COSTS

8.3.1 The Borrower agrees to indemnity the Bank on demand against any loss or expense sustained or incurred by the Bank in liquidating or employing deposits required or contracted for to effect or maintain any part of the Term Loan as a consequence of any of:

       (a) any part of the Term Loan not being borrowed, following the service of the Drawdown Notice (unless as a result of a breach by the Bank of its obligations under this Agreement); and

       (b)     failure to make any prepayment or repayment on an Interest Date.

8.3.2 Any certifications of the calculation of any such loss or expense issued by the Bank under this Clause shall be conclusive and binding on the Borrower.

8.4    ACCOUNTS

       The Bank shall maintain in accordance with its usual practice an account or accounts, which shall, as between the Borrower and the Bank be prima facie evidence of the amounts from time to time advanced by, owing to, paid and repaid to the Bank under this Agreement.

8.5    APPROPRIATION

       The Borrower hereby waives any rights it may have to make any appropriation as between any amounts payable under any of the Financing Documents.

9.     UNDERTAKINGS

9.1    INFORMATION UNDERTAKINGS

       The Borrower agrees with the Bank that throughout the Security Period it shall:

       (a) furnish to the Bank within 120 days of the end of each of its Financial Years two copies of the Accounts together with a copy of the management letter (if any) addressed by the Auditors to the directors of the Borrower in connection with the preparation of the relative financial statements as soon as reasonably practicable after its receipt by the Borrower;

       (b) within 30 days following the end of each successive Accounting Period during the Security Period (none of which shall be more than 4 weeks in duration ("ACCOUNTING PERIOD") furnish to the Bank two copies of the management accounts ("MANAGEMENT ACCOUNTS") for the relative Accounting Period for the Charging Group and which shall include, without limitation, the following information in respect of such Accounting Period:

               1.   a statement of its consolidated profit and loss

               2.   its consolidated balance sheet;

               3. its consolidated cash flow statement and a statement showing separately all cash movements between any of the companies in the Charging Group and Regis Corporation;

               4. a schedule of all Capital Expenditure incurred by companies in the Charging Group during that Financial Year and budgeted to be incurred but not at that time incurred (together with a commentary in reasonable detail on the purpose for which any such Capital Expenditure has been or is to be incurred together with a schedule of any moneys paid to Regis S.A. and S&L for the Overseas Capital Expenditure Programme), details of all BHS Receipts (defined in Clause 9.2) and receipts relating to Reverse Premia (defined in Clause 9.2) received during that Accounting Period and details of all amounts received from Regis Corporation during any one Financial Year on a cumulative basis pursuant to Clause 9.2.2(f)(iv); and

               5. any revised profit and cashflow forecasts for the Charging Group for the remainder of the then current Financial Year, including a reforecast of the results for that Financial Year.

               together with a commentary setting out in reasonable detail a comparison of all such information with the projections, forecasts and estimates contained in the Operating Budget (or any replacement or substitution made in accordance with Clause 9.1(d)(ii)) and including an analysis explaining any material variations therefrom; and

               within 45 days after each calendar quarter provide to the Bank, a summary of the management information for S & L and Regis S.A., prepared on substantially the same basis as the information provided in the Management Accounts; and

               furnish to the Bank the audited accounts, and any other published accounts of the Regis Corporation immediately after the same are published and the quarterly results of the Regis Corporation as soon as the same are produced.

       (c) procure that all Management Accounts are prepared on a basis consistent with the Accounting Principles and disclose with reasonable accuracy the financial position of each company in the Charging Group;

       (d)     (i)    provide to the Bank a copy of the Operating Budget
                      (prepared on a basis consistent with the Accounting
                      Principles) for each of its Financial Years during the Security Period, not less than 30 days before the start of the relative Financial Year; and

               (ii) if the Borrower shall determine that any of the information, projections, estimates and forecasts made in relation to any of its Financial Years during the Security Period should be materially different from those set out in the relative Operating Budget, provide the Bank with revised information, projections, estimates and forecasts in respect of any part of such Financial Year in respect of which such revised information, projections, estimates and forecasts are to apply promptly following their approval by the board of directors of the Borrower and subject to their approval by the Bank, such revised information, projections, estimates or forecasts shall be deemed to have replaced the projections, estimates or forecasts previously applicable to such period as part of the Operating Budget; and

               (iii) not less than 30 days before each such 12 months' period, provide to the Bank a cashflow forecast for the companies in the Charging Group for the 12 months' period starting on each 1st July and 1st January during the Security Period;

       (e) deliver to the Bank within 30 days after the end of each Quarterly Accounting Period (each a "CERTIFICATE DATE") a certificate (in substantially the terms set out in Part 2 of Schedule 6) executed under the authority of the board of directors of the Borrower certifying that in relation to the 3 months' period ending on the relative Certificate Date (or in the case of the first Certificate Date, in respect of the period from the Completion Date to the first Certificate Date) the Borrower is in compliance with all of the undertakings given by the Borrower under the Financing Documents (and including a calculation of the financial undertakings set out in Clause 9.2 falling to be complied with at the end of that 3 months' period) PROVIDED THAT for the purpose of this Clause 9.1(e):

               (i) the calculations for Clause 9.2 shall be made by reference to the Management Accounts prepared for the period ending on the Certificate Date in relation to which the certificate is to be given;

               (ii) if there have been any breaches of any undertakings at any time during the period to which such certificate relates then the Borrower shall include in such certificate relevant details of all such breaches and the steps taken to remedy the breaches; and

               (iii) the Borrower shall use all reasonable and practicable endeavours to procure that the Auditors shall (if they are so satisfied) within 120 days of the end of each Financial Year of the Borrower and by reference to the relative Accounts certify (if they are so satisfied) to the Bank that any certificate given under this Clause 9.1(e) in relation to the last Certificate Date in such Financial Year is correct in relation to the financial undertakings set out in Clause 9.2;

       (f) as soon as practicable following the Bank's request, furnish to the Bank, such information, projections, estimates or forecasts in relation to any company in the Charging Group and any of their respective businesses, turnover, assets, financial condition, ownership or prospects as the Bank may from time to time reasonably require;

       (g)     promptly notify the Bank of:

               (i) any Default or any Default Occurrence which is continuing;

               (ii) any litigation, arbitration or administrative proceedings commenced against any company in the Charging Group involving a potential liability of at least L25,000;

               (iii) any Encumbrance other thin a Permitted Encumbrance attaching to any of the assets of any company in the Charging Group;

               (iv) upon becoming aware thereof, any occurrence which will or is likely to affect the ability of any of the companies in the Charging Group to perform or discharge any of its payment obligations under any of the Transaction Documents; and

               (v)    any Change of Control;

       (h) notify the Bank at least 15 Business Days before any proposed Overseas Approved Funding is made and provide to the Bank details of the amount of such proposed Overseas Approved Funding and the terms and conditions upon which it is proposed to be made;

       (i) notify the Bank of any notice given by Regis S.A. in relation to the Regis S.A. Comfort Letter;

       (j) deliver to the Bank the Closing Accounts (as defined in the Acquisition Agreement) as soon as is practicable after their being prepared in accordance with the Acquisition Agreement and no later than the Accounting Date in December 1995;

       (k) promptly deliver to the Bank within 30 days of the date of the First Variation and Restatement Agreement the accounts of SHL at Completion and the Completion Accounts of SSL (as Completion and Completion Accounts are defined in the New Acquisition Agreements);

       (l) promptly deliver to the Bank a Certified Copy of all assignments and consents that are completed in relation to Property and promptly notify the Bank of any disputes or material delays in relation to the completion of any assignment or consents regarding Property; and

       (m) provide regular updates on progress and a final report to the Bank within 3 months on the pension arrangements that have been made for employees previously employed by the New Vendor and who are now employed by SHL or SSL, such report to contain confirmation that the benefits accrued by such employees during the course of their employment with the New Vendor are properly secured or provided for under the New Vendor's pension arrangements and that appropriate pension arrangements have been made for them.

9.2    FINANCIAL UNDERTAKINGS

9.2.1 For the purpose of this Agreement and in particular this Clause 9.2, unless otherwise provided:

       "ACCOUNTING DATE" means the last date in an Accounting Period;

       "ACQUISITION GOODWILL" means the net goodwill arising on the acquisition of the Target Shares and the shares of SHL and SSL;

       "CAPITAL EXPENDITURE" means, m relation to any period for which the calculation is made, any expenditure which should be treated as capital expenditure in accordance with the Accounting Principles after deducting any amounts received by any company in the

       Charging Group in that period in relation to reverse premia for any property leases which are capital expenditure in accordance with the Accounting Principles ("REVERSE PREMIA"); and

       amounts received by any company in the Charging Group from British Home Stores in connection with the termination of any licence, tenancy concession or similar agreement ("BHS RECEIPTS") where such receipts are expended in accordance with Clause 9.2.2(g);

       "CONSOLIDATED ADJUSTED NET WORTH" means, on any date, the aggregate amount of the paid up share capital of the Borrower including amounts standing to the credit of the share premium account and any capital redemption reserves plus or minus the aggregate amount standing in the Charging Group's capital and revenue reserves (on a consolidated basis):

       (a) adding back any diminution due to the writing off of Acquisition Goodwill and any diminution due to the writing off of any Restructuring Costs;

       (b) deducting any amounts attributable to any intangible asset included as an asset in the Borrowers consolidated balance sheet (excluding amounts attributable to Acquisition Goodwill and trade marks or similar property);

       (c) deducting any amounts of any capital accounts or reserves derived from any writing up of book value of any assets of any of the companies in the Group above historic cost less accumulated Depreciation at any time after the Completion Date:

       (d) deducting the amount of any minority interests arising on consolidation;

       (e) deducting the amount of any profits from Extraordinary Items and Exceptional Items since the Completion Date;

       (f) deducting the amount of any exchange gains or losses arising on consolidation accounted for through reserves in accordance with SSAP20;

       (g) adding back any finance or issue costs arising from the transaction, in accordance with FRS4, to the extent that they have been written off against either the capital or revenue reserves;

       (h) deducting any amounts attributable to its investment in Regis S.A. and S&L;

       (i) adding any management charges accrued due and payable by the Borrower in favour of Regis Corporation; and

       (j) any amounts written off in the Financial Year ending 26th June 1998 in respect of computer equipment.

       "CONSOLIDATED CASH FLOW BEFORE FINANCING" means, in relation to the Charging Group and any period for which the calculation is made, the aggregate of PBIT (but adding any loss and deducting any profit arising on the disposal of a fixed asset to the extent that such profit and loss has been included within PBIT), Depreciation charged to the profit and loss account for such period and the amount of any management charge payable by the Borrower to Regis Corporation in relation to that period which is charged to the profit and loss account, but which has not been paid:

       (a) plus the proceeds of disposal of fixed assets during such period, to the extent that they have been included in the Business Plan for that period;

       (b) plus income received from associated undertakings to the extent received in cash and less any payments made to associated undertakings whether Overseas Approved Funding or otherwise;

       (c)     plus dividends received;

       (d) plus any decrease or minus any increase in Net Working Capital for such period;

       (e) plus or minus the movement in provisions for liabilities and charges to the extent that this has been debited or credited to PBIT;

       (f) plus any receipts by way of Extraordinary Items and deducting payments by way of Extraordinary Items in each case made during such period;

       (g)     minus the aggregate of Taxes paid during such period;

       (h)     minus the amount of Capital Expenditure:

               (i) funded otherwise than under a Finance Lease where the Finance Lease Expenditure in respect thereof is included in such Capital Expenditure paid or contractually required to be paid during such period;

               (ii) and in respect of any sums made available to the Borrower by Regis Corporation in accordance with the terms of Clause 9.2.2(f)(iv);

       (i) plus realised exchange gains and minus realised exchange losses charged during such period;

       (j) plus any monies received from Regis Corporation in consideration for additional share capital in the Borrower to the extent that any monies so received from Regis Corporation do not exceed the amount of monies paid to Regis Corporation by the Borrower during the period; and

       (k) deducting amounts paid by the Borrower to Regis Corporation in relation to management charges that do not relate to the period being tested, to the extent not already included in PBIT for the period being tested.

       PROVIDED ALWAYS THAT no item shall be counted more than once and all payments in relation to Total Obligations shall be excluded;

       "CURRENT ASSETS" means, in relation to the companies in the Charging Group, the aggregate value of its assets which are treated as current assets in accordance with Accounting Principles;

       "CURRENT LIABILITIES" means, in relation to the companies in the Charging Group, the aggregate value of its liabilities which are treated as current liabilities in accordance with Accounting Principles;

       "DEPRECIATION" has the meaning given to it by Accounting Principles;

       "EXTRAORDINARY ITEMS" has the meaning given to that term in FRS3, including those items listed in Paragraph 20 of FRS3;

       "EXCEPTIONAL ITEMS" has the meaning given to that term in FRS3, but shall exclude those items listed in Paragraph 20 of FRS3;

       "FINANCE LEASE" means any lease, hire agreement, credit sale agreement, purchase agreement, conditional sale agreement or instalment sale and purchase agreement which should be treated in accordance with SSAP 21 (or any successor thereto) as a finance lease or in the same way as a finance lease;

       "FRS" means a financial reporting standard issued by the Accounting Standards Board for application in England and Wales and, where referenced by a number, means that particular financial reporting standard;

       "GEARING" means at any time the Total Debt of the Charging Group divided by the Consolidated Adjusted Net Worth of the Charging Group;

       "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means, in relation to the companies in the Charging Group, accounting principles, concepts, bases and policies generally adopted and accepted in the United Kingdom for the preparation and presentation of audited financial statements;

       "NET WORKING CAPITAL" means at any time the aggregate of:

       (a) Current Assets (excluding all cash at a bank and in hand, all assets in relation to Tax and accrued interest receivable);

       (b) less the aggregate of Current Liabilities (excluding monies due in relation to Total Debt, and liabilities in relation to Tax, Extraordinary Items, and dividends payable): for the avoidance of doubt Tax excludes PAYE, VAT and Customs and Excise duty;

       "PBIT" means, in relation to the companies in the Charging Group and any period for which the calculation is made, the consolidated profit on ordinary trading activities (including Exceptional Items and credit interest receivable in respect of positive cash balances) before Tax and Total Debt Costs, excluding:

       (a)     amounts written off the value of investments;

       (b)     profit attributable to minority interests;

       (c) amounts written off the value attributed to Acquisition Goodwill and amounts written off in relation to Restructuring Costs;

       (d)     Extraordinary hems;

       (e)     any profit arising on the disposal of fixed assets;

       (f) income from shares in interests in associated undertakings and income from any other fixed asset investment;

       (g) acquisition expenses required to be capitalised in accordance with Paragraph 85 of FRS7;

       (h) amounts amortised on finance costs and issue costs arising from this transaction in accordance with FRS4;

       (i)     realised and unrealised exchange gains and losses;

       (j) any costs associated with the completion, acquisition and start up costs; and

       (k) excluding any payments by Openpark or the Borrower in accordance with the Wella Agreement; and

       (l) any amounts written off in the Financial Year ending 26th June 1998 in respect of computer equipment;

       PROVIDED ALWAYS THAT no item shall be counted more than once and all Total Debt Costs shall be excluded;

       "SSAP" means any statement of standard accounting practice issued by the Institute of Chartered Accountants for application in England and Wales and, where referenced by a number, means that particular statement;

       "TOTAL DEBT COSTS" means, in relation to a period of time, the aggregate of:

       (a) all interest, commissions, periodic fees and other financing charges (except fees and commissions due and payable on the Completion Date) paid or accrued by any member of the Charging Group during such period (including the interest element payable under Finance Leases, but excluding any amounts amortised on finance costs and issue costs arising from this transaction in accordance with FRS4);

       (b) less any sums receivable or plus any sums paid or accrued by the Borrower under any interest rate protection agreement of whatever description during such period;

       (c)     excluding interest receivable; and

       (d) for the avoidance of doubt excluding all scheduled repayments of Total Debt and any fees and commissions paid on completion and any interest payable under the Vendor Loan Notes and the Wella Agreement;

       "TOTAL DEBT" means, at any time in relation to the Charging Group, the indebtedness for or in respect of:

       (a)     monies borrowed;

       (b)     bonds, notes, loan stock, debentures or similar instruments;

       (c) monies raised under acceptance credit, bill discounting, factoring, note purchase and documentary credit facilities;

       (d) the acquisition cost of assets or services to the extent payable on deferred terms, but only to the extent the same involves deferral of payment of any sum for more than 90 days;

       (e) the capital element of rental payments under leases (whether in respect of land, machinery or otherwise) entered into primarily as a method of raising finance or financing the acquisition of the property or asset leased but excluding rental payments under a lease of property which would not be treated as a Finance Lease;

       (f)     payments under hire purchase and conditional sale agreements;

       (g) guarantees, bonds, standby letters of credit or similar instruments issued in connection with the performance of contracts; and

       (h) guarantees, indemnities or other assurances against financial loss in respect of the liability of any person falling within (a) to (g) above;

       (i)     payments under the Vendor Loan Notes; and

       (j)     payments under the Wella Agreement;

       "TOTAL OBLIGATIONS" means, in relation to the Charging Group and the period for which the calculation is made, the aggregate of:

       (a)     Total Debt Costs for such period;

       (b) all scheduled repayments and any prepayments of the Term Loan in that period to the extent, for the purposes of this definition only, that any scheduled repayments do not exceed, in aggregate, L1,000,000 in any such period

       (c)     all dividends declared in that period;

       (d) the capital element of all rentals or, as the case may be, other payments payable or paid in that period under any Finance Leases entered into by any member of the Charging Group; and

       (e) any interest payments made in accordance with the Vendor Loan Notes and any payments of interest and principal in relation to the Wella Agreement;

9.2.2  The Borrower hereby undertakes with the Bank to ensure that:

       (a)     PBIT TO TOTAL DEBT COSTS

               The ratio of PBIT to Total Debt Costs of the Charging Group in respect of each period referred to in Column A shall not be less than the ratio set out in Column B below opposite such period;

          COLUMN A                                                                   COLUMN B
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           2.50
       June 1998
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           2.25
       September 1998
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           2.25
       December 1998
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           2.25
       April 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           2.25
       June 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           3.00
       September 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           3.50
       December 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           3.50
       April 2000
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           4.00
       June 2000
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           4.00
       September 2000
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           4.00
       December 2000
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           4.00
       March 200l

       (b)     CONSOLIDATED CASH FLOW BEFORE FINANCING TO TOTAL OBLIGATIONS

               The ratio of Consolidated Cash Flow Before Financing to Total Obligations in respect of each of the periods set out in Column A below shall be no less than the ratio set out in Column B:

          COLUMN A                                                                   COLUMN B
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       June 1998
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       September 1998
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       December 1998
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       April 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       June 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       September 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       December 1999
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       April 2000

                                      -24-

       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       June 2000
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       September 2000
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       December 2000
       The 4 Quarterly Accounting Periods preceding the Accounting Date in           1:1
       March 2001

       (c)     CONSOLIDATED ADJUSTED NET WORTH

               The Consolidated Adjusted Net Worth of the Charging Group shall not at any time during the period set out in Column A below be less than the amount set out opposite the relative period in Column B below:

               COLUMN A                                                              COLUMN B
               the Accounting Date in March 1998 to                                  L6,660,000
               the day before the Accounting Date in
               June 1998
               the Accounting Date in June 1998                                      L6,965,000
               the day after the Accounting Date in June                             L6,845,000
               1998 to the day before the Accounting
               Date in September 1998
               the Accounting Date in September 1998                                 L7,000,000
               to the day before the Accounting Date in
               December 1998
               the Accounting Date in December 1998 to                               L7,320,000
               the day before the Accounting Date in
               April 1999
               the Accounting Date in March 1999 to                                  L7,575,000
               the day before the Accounting Date in
               June 1999
               the Accounting Date in June 1999
               to the day before the Accounting Date in                              L8,135,000
               September 1999
               the Accounting Date in September 1999                                 L8,255,000
               to the day before the Accounting Date in
               December 1999
               the Accounting Date in December 1999 to                               L8,645,000
               the day before the Accounting Date in
               April 2000
               the Accounting Date in April 2000 to the                              L9,010,000
               day before the Accounting Date in
               June 2000
               the Accounting Date in June 2000
               to the day before the Accounting Date in
               September 2000                                                        L9,490,000
               the Accounting Date in September 2000                                 L9,570,000
               to the day before the Accounting Date in
               December 2000

                                      -25-

               the Accounting Date in December 2000 to                               L9,975,000
               the day before the Accounting Date in
               March 2001
               the Accounting Date in March 2001 to                                  L10,340,000
               the Accounting Date in June 2001

       (d)     CAPITAL EXPENDITURE

               the aggregate amount of Capital Expenditure incurred by the companies in the Charging Group together with any expenditure incurred in relation to any acquisition permitted under Clause 9.4(g)(ii) for each period referred to in Column A below shall not exceed the amount referred to in Column B below opposite such period:

               COLUMN A                                                              COLUMN B
               The 3 Quarterly Accounting Periods preceding                            L900,000
               the Accounting Date in June 1998
               The 6 Quarterly Accounting Periods preceding                          L1,400,000
               the Accounting Date in December 1998
               The 10 Quarterly Accounting Periods preceding                         L1,800,000
               the Accounting Date in April 1999
               The 13 Quarterly Accounting Periods preceding                         L2,000,000
               the Accounting Date in June 1999
               The 3 Quarterly Accounting Periods preceding                            L900,000
               the Accounting Date in September 1999
               The 6 Quarterly Accounting Periods preceding                          L1,400,000
               the Accounting Date in December 1999
               The 10 Quarterly Accounting Periods preceding                         L1,800,000
               the Accounting Date in April 2000
               The 13 Quarterly Accounting Periods preceding                         L2,000,000
               the Accounting Date in June 2000
               The 3 Quarterly Accounting Periods preceding                            L900,000
               the Accounting Date in September 2000
               The 6 Quarterly Accounting Periods preceding                          L1,400,000
               the Accounting Date in December 2000
               The 10 Quarterly Accounting Periods preceding                         L1,800,000
               the Accounting Date in April 2001
               The 13 Quarterly Accounting Periods preceding                         L2,000,000
               the Accounting Date in June 2001

       (e) that at no time during the Security Period will the net cash flow between Regis Corporation and the Borrower or any other company in the Charging Group (where it is a negative amount in relation to the Borrower or any other company in the Charging Group) exceed L25,000 in any one Financial Year (except during the period from the Completion Date to the Accounting Date in June 1996 in which period the negative amount which it may not exceed is L37,000) and in aggregate L50,000 throughout the Security Period. For the avoidance of doubt any calculation of the amount of such net cashflows is to exclude:

               (i) the payment by the Borrower of the inter company balance (not exceeding in aggregate L737,000) to Regis Corporation out of the proceeds of the subscription for ordinary shares referred to in the certificate referred to in paragraph (k) of
                      Schedule 2;

               (ii) any monies received by the Borrower from Regis Corporation in December 1995 in connection with acquisitions made under the New Acquisition Agreements;

               (iii) the payment by the Borrower of the Regis Corporation Indebtedness;

               (iv) subject to Clause 9.1(k), any sums made available to the Borrower either by subscription for ordinary shares in the share capital of the Borrower or by loan or loans made to the Borrower by Regis Corporation at its discretion up to a maximum aggregate of L500,000 in any one Financial Year save that such sums shall be applied exclusively in Capital Expenditure;

               (v)    Overseas Approved Funding;

       (f) that BHS Receipts defined in the definition of Capital Expenditure (Clause 9.2.1) are to be applied in Capital Expenditure within 6 months after receipt.

9.2.3 If the directors of the Borrower determine at any time during the Security Period that any of the Accounting Principles applied in the preparation of any of the Accounts and the Management Accounts shall be different from the Accounting Principles or if as a result of the introduction or implementation of any SSAP or FRS or any other accounting standard or any change in any of them or in applicable law, the Accounting Principles are required to be changed, then the Borrower shall promptly give written notice to the Bank of such determination or requirement. Thereafter, in the case of any change in any of the relative Accounting Principles, and as soon as practicable after the Bank's demand, the Borrower and the Bank shall agree such adjusted or amended financial undertakings as would in the Bank1s opinion, provide the Bank with substantially the same protections as the financial undertakings set out in Clause 9.2 (but which are not materially more onerous than those set out in Clause 9.2 as at the date of this Agreement to the extent that any revised financial undertakings will, as nearly as practicable, be based on a similar differential as that between the financial projections in the Business Plan and the financial undertakings as at the date of this Agreement).

9.2.4 In the circumstances set out in Clause 9.2.3, until amended financial undertakings are agreed under Clause 9.2.3, the Borrower shall procure that there are delivered to the Bank copies of the Borrower's Accounts audited by the Auditors in accordance with the Accounting Principles prevailing before the relative determination, introduction or implementation and all Management Accounts required to be delivered to the Bank under Clause 9.1 shall also be prepared in a manner consistent with such Accounting Principles and, for the avoidance of doubt, during such period, the financial undertakings set out in this Clause 9.2 shall be calculated in accordance with the Accounting Principles prevailing before the relative determination, introduction or implementation.

9.2.5 The calculation of ratios and other amounts under this Clause 9.2 shall be made by the Bank on the basis of the latest information required to be delivered to the Bank under Clause 9.1 for the period in relation to which the calculation is to be made and such calculations shall, in the absence of manifest error, be conclusive and binding on the Borrower.

9.3    POSITIVE UNDERTAKINGS

       The Borrower agrees with the Bank that throughout the Security Period it shall, and it shall procure that each of its Subsidiaries in the Charging Group shall, unless the Bank agrees Otherwise:

       (a) at all times comply with all laws and regulations applicable to it and which are required in relation to the conduct of its business, trade and activities as anticipated in the Business Plan and the New Business Plan and obtain, effect and maintain in full force and effect all governmental and other regulatory consents, licences, exemptions, clearances, filings, registrations and authorisations required for the validity and enforceability in evidence of any of the Financing Documents;

       (b) that where it maintains its transmission and banking business in the United Kingdom with the Bank, it continues to maintain such business with the Bank throughout the Security Period PROVIDED THAT where companies in the Charging Group use other banks and building societies authorised by the Bank of England and the Building Societies Commission respectively for the purpose of receiving cash and transferring it to the Bank credit balances with each branch of each bank or building society may never exceed L5,000 (and the aggregate of all such credit balances may never exceed L250,000) and all such credit balances are transferred to the Bank at the end of each week during the Security Period;

       (c) immediately upon request by the Bank permit that any one or more persons representing or instructed by the Bank, be allowed to have access to its assets, books and records and to inspect the same during normal business hours and it shall, promptly following the request of the Bank authorise and instruct any of its officers to discuss all such information relating to any of its financial condition, trading activities and prospects as the Bank may request;

       (d) maintain insurances as are usually maintained by prudent companies carrying on similar businesses;

       (e) use all practicable endeavours to procure that within 30 Business Days of the date of their appointment as auditors of the Borrower, the relative firm of chartered accountants shall deliver to the Bank a letter addressed to the Bank from such newly appointed Auditors in substantially the form set out in
               Schedule 6;

       (f) take all steps to preserve its rights arising under any of the Acquisition Documents and New Acquisition Documents and in the event of any breach of any of the warranties and indemnities given thereunder by the Vendor the New Vendor, Regis Corporation or any other person promptly and at its own cost and expense take all practicable steps to enforce such rights;

       (g) pay and discharge all Taxes and governmental charges before the date on which the same become overdue unless, and only to the extent that, such Taxes and charges shall be contested in good faith by appropriate proceedings, pending determination of which payment may lawfully be withheld, and there shall be set aside adequate reserves with respect to any such Taxes or charges so contested in accordance with Generally Accepted Accounting Principles;

       (h) comply in all respects with Sections 151 to 158 of the Act including in relation to the execution of the Security Documents and the payment of amounts due under this Agreement;

       (i) change the Target's accounting reference date from 31st December to 30th June within 30 days after the date of this Agreement;

       (j) change SHL's and SSL's accounting reference date to 30th June within 30 days after the date of the Amendment and Restatement Agreement;

       (k) enter into the Interest Rate Protection Agreements within 14 days after the Completion Date;

       (l) within 14 days after the Completion Date, properly execute and deliver to the Bank the Keyman Insurance Assignment;

       (m) procure that all necessary assignments and other consents relating to Property are obtained expeditiously;

       (n) procure that equivalent pension arrangements and death in service benefits enjoyed by those employees previously employed by the New Vendor and now employed by SHL or SSL are maintained throughout the duration of their employment with SHL or SSL;


9.4    NEGATIVE UNDERTAKINGS

       The Borrower agrees with the Bank that during the Security Period it shall not, and it shall procure that none of its Subsidiaries in the Charging Group shall, unless the Bank agrees otherwise:

       (a) create or permit to subsist any Encumbrance (other than a Permitted Encumbrance) over any of its assets from time to time;

       (b) incur or permit to remain outstanding any Indebtedness other than Permitted Indebtedness;

       (c) sell, transfer, lease, factor, discount, lend or otherwise dispose of or enter into any agreement under which it may be or become obliged to sell, transfer, lease, factor, discount, lend or dispose of any of its assets (whether in a single transaction or a series of connected transactions) other than:

               (i)    in the ordinary course of its trading activities;

               (ii) the exchange of assets for other assets required for or in connection with its trading activities of similar or greater value than the assets disposed of and otherwise on normal commercial terms;

               (iii) disposals of assets by any company in the Charging Group except to a company in the Charging Group;

               (iv) in any such case which would not result in the companies within the Charging Group making disposals (not included in paragraphs (i) to (iii) above) of assets in any Financial Year of the Borrower with an aggregate book value or if higher the actual consideration in excess of L50,000;

               (v)    in relation to the Overseas Capital Expenditure
                      Progranmme during the 3 years' period starting on the date of this Agreement or Overseas Approved Funding; and

               (vi) any disposals arising in relation to any arrangement under which any company if the Charging Group receives payments as compensation for the undepreciated element of fixed assets used for any trading activity conducted from property in relation to which the relative licence, tenancy or occupation is terminated;


       (d) merge or consolidate with any other person (whether by winding-up, dissolution or other means);

       (e) make, pay or declare any dividend or other distribution in relation to any shares forming part of the issued share capital of the Borrower or make any payment or repayment in relation to Indebtedness owed to Regis Corporation in relation to Overseas Approved Funding;

       (f) make any loans or grant any credit to or for the benefit of any person other than:

               (i) credit allowed by the relative company in the normal course of the conduct of its trading activities (subject to Clause 9.4(m));

               (ii)   loans made between companies in the Charging Group;

               (iii) loans made to employees of any companies in the Charging Group not exceeding L50,000 in aggregate; and

               (iv) loans or credit for the purpose of funding the Regis S.A. Capital Expenditure Programme during the 3 years' period starting on the date of this Agreement or Overseas Approved Funding;

       (g) incorporate any company as its Subsidiary or acquire any business of or shares or securities issued by any company after the Completion Date or enter into any agreement under which it may be or become bound to acquire any business of, shares or securities issued by, any company except for the acquisition of businesses (similar to those carried on by the Borrower or Target at the date hereof), where the aggregate purchase consideration for any acquisition, when taken together with similar consideration incurred by any companies in the Charging Group and the gross liabilities, which when taken together with similar liabilities incurred by any companies in the Charging Group assumed at the time of the acquisition by any companies in the Charging Group in any Financial Year, do not exceed in aggregate for any period specified in Column A in Clause 9.2.2(e) the amount set out opposite that period in Column B opposite such period (on the basis that all monies used in such acquisitions are classified as Capital Expenditure);

       (h) otherwise than in the ordinary course of the conduct of its trading activities, make any material change in the terms and conditions upon which it does business or carry on any trading activities other than the trading activities carried on at the date hereof;

       (i)     pay any fees or commissions to any person other than:

               (i) those on open market terms in the ordinary course and for the purpose of its trading activities;

               (ii)   the Transaction Costs;

               (iii)  fees due and payable under the Acquisition Documents; and

               (iv) subject to Clause 9.2.2(f), management charges due and payable by the Borrower to Regis Corporation;

       (j) subject to Clause 9.3(i) change its accounting reference date from 30th June;

       (k) permit or effect any variations, novations or amendments, or waive any conditions to, any of the Acquisition Documents;

       (1) make any payment directly or indirectly under the Vendor Loan Notes prior to funds being received from Regis Corporation in accordance with the terms of a letter of undertaking set out in
               Schedule 2 of the First Variation and Restatement Agreement;

       (m) vary, amend, restate or extend the terms of the Wella Agreement, or repay Indebtedness in excess of L780,472 thereunder without the written consent of the Bank;

       (n) take any action to dissolve any member of the Charging Group without the prior written consent of the Bank and any other party to any of the Transaction Documents, the New Transaction Documents or the Wella Agreement where the consent of that other patty is required; and

       (o) directly or indirectly make any repayments of principal and interest under the Wella Agreement exceeding L112,000 in any Financial Year.


10.    DEFAULT

10.1   DEFAULT

       There shall be a Default if:

       (a) any amount payable under this Agreement is not paid by the Borrower on the date and at the place at which it is expressed to be payable in accordance with the terms of this Agreement; or

       (b) any of the members of the Charging Group fails to comply with any of its obligations and undertakings under any of the Financing Documents (other than the obligations and undertakings referred to in the foregoing Clause 10.1(a) and, if such failure is capable of remedy (as determined by the Bank) such default is not remedied within 5 Business Days after notice of such failure has been given by the Bank to the Borrower; or

       (c) any representation, warranty or statement made or deemed to be repeated by or on behalf of any of the companies in the Charging Group under any of the Financing Documents or in any notice, certificate, confirmation or statement referred to in or delivered under any of the Financing Documents is not or proves not to have been true and accurate in any respect when made or deemed to have been repeated; or

       (d) any of the Financing Documents is not or ceases to be in full force and effect or the validity or enforceability of any of the terms of any of the Financing Documents shall be contested by any of the companies in the Charging Group; or

       (e)     any Indebtedness of any of the companies in the Charging Group:

               (i) is declared to be or otherwise becomes due and payable prior to its specified maturity; or

               (ii) is not paid when due or within any applicable grace period;

               or a creditor or any creditor or creditors of members of the Charging Group become(s) entitled to declare any such Indebtedness due and payable prior to its specified maturity; or

       (f) a creditor or encumbrancer attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any of the assets of any of the companies in the Charging Group; or

       (g)     any of the companies in the Charging Group:

               (i) suspends payment of its debts or is unable or admits its inability to pay its debts as they fall due; or

               (ii) commences negotiations with one or more of its creditors with a view to the general readjustment or rescheduling of all or part of its Indebtedness which it would otherwise not be able to pay as it falls due; or

               (iii) proposes or enters into any composition or other arrangement for the benefit of its creditors generally or any class of creditors; or

       (h) any person takes any action or any legal proceedings are started or other steps taken for:

               (i) any of the companies in the Charging Group (other than a Dormant Subsidiary) to be adjudicated or found bankrupt or insolvent; or

               (ii) the winding-up or dissolution of any of the companies in the Charging Group (other thin a Dormant Subsidiary); or

               (iii) the appointment of a trustee, receiver, administrative receiver, or similar officer to any of the companies in the Charging Group (other than a Dormant Subsidiary) or the whole or any part of their respective assets; or

       (i) any adjudication, order or, as the case may be, appointment is made under or in relation to any of the proceedings referred to in Clause 10.1(h); or

       (j) an application is made to the Court for an administration order under the Insolvency Act 1986 with respect to any of the companies within the Charging Group; or

       (k) any of the companies in the Charging Group suspends, ceases or threatens to suspend or cease to carry on its business; or

       (l) at any time there occurs a material adverse change in the financial condition, business condition or prospects of any of the companies in the Charging Group constituting a material adverse change to such company in the Charging Group so that it appears that any of the companies in the Charging Group may be unable to meet its obligations under any of the Financing Documents; or

       (m) there is any redemption, purchase or reduction of the Borrower's issued share capital or any distribution in relation to any of the Borrower's issued share capital without the Bank's prior written consent; or

       (n) Anthony Rammelt ceases to be both an officer and an employee of the Borrower or a company in the Charging Group or ceases to devote the whole of his working time to the activities of the companies in the Charging Group under the terms of his Employment Contract and is not replaced within 6 months of the date of such cessation with a person satisfactory to the Bank; or

       (o)     there occurs a Change of Control; or

       (p) any event occurs or proceeding is taken with respect to any company in the Charging Group or Regis Corporation in any jurisdiction to which it is subject which has an effect in relation to that company equivalent or substantially similar to any of the events mentioned in Clauses 10.1(f), (g), (h), (i) or
               (j), or any appointment or order is made in relation to Regis Corporation for protection from its creditors generally.

10.2   ACCELERATION

       At any time when any Default remains unremedied the Bank may take any of the following steps:

       (a) by notice to the Borrower, cancel the Term Loan Facility (or part thereof) and require the Borrower immediately to repay all or part thereof together with accrued interest thereon and immediately to pay all or any other sums payable by them under this Agreement to be paid or repaid, whereupon the same shall become immediately due and payable; and

       (b) by notice to the Borrower, place all or any of the Term Loan on demand, so that it shall become immediately due and payable upon the Bank's demand.

11.    SET-OFF

       The Borrower authorises the Bank:

       (a) to apply any credit balance on any of its accounts with the Bank (by set-off, combination or otherwise) in satisfaction of any sum due and payable and unpaid from it pursuant to the terms of any of the Financing Documents; and

       (b) to purchase with the moneys standing to the credit of any such account such other currencies as may be necessary to effect such application.


12.    FEES AND EXPENSES

12.1   EXPENSES

       The Borrower shall pay on demand all costs, fees and expenses
       (including, but not limited to, legal, valuation and accounting fees) and any VAT thereon incurred by the Bank:

       (a) in connection with the negotiation, preparation and execution of any of the Financing Documents and the other documents contemplated hereby or thereby;

       (b) in connection with the grant of any release, waiver or consent or in connection with any variation of or supplement to any of the Financing Documents; or

       (c) in exercising, enforcing, perfecting, protecting or preserving (or attempting so to do) any of its rights, or in suing for or recovering any sum due from the Borrower or any other person under any of the Financing Documents.

12.2   ARRANGEMENT FEE

       The Borrower has previously paid on 25th September 1995 an arrangement fee of L75,000 to the Bank and on 22nd March 1996 an arrangement fee of L20,000.

12.3   MONITORING FEE

       The Borrower shall pay to the Bank a monitoring fee of L10,000 per annum payable on the 22nd September 1997 and each anniversary thereof provided that such monitoring fee shall be reduced to L5,000 per annum from the Financial Year ending 26th June 1999 onwards if in the 12 month period preceeding such date there has been no breach of any of the financial undertakings specified in Clause 9.2 of this Agreement. In the event of such a breach, the monitoring fee shall remain at L10,000.

13.    SEVERABILITY

13.1   SEVERANCE

       If at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

13.2   WAIVERS

       No failure to exercise, and no delay in the exercise, by the Bank of any right or remedy under any of the Financing Documents shall operate as a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies under this Agreement are cumulative and not exclusive of any rights or remedies provided by law.


14.    NOTICES

14.1   METHOD

       Each communication to be made under this Agreement shall be made in writing but, unless otherwise stated, may be made by facsimile message or letter.

14.2   DELIVERY

       Any communication or document to be made or delivered by one person to another for any purpose under this Agreement shall (unless the one has by 15 days' written notice to the other specified another address) be made or delivered to that other person at the respective addresses given in Clause 14.3.

14.3   ADDRESSES

       The addresses referred to in Clause 14.2 above are:

       (a)     the Borrower:
               Regis Europe Limited
               110 Park Street
               London
               W1Y 3RB

               Attention:     Managing Director/Finance Director
               Fax:           (0171 491 1647)

       (b)     the Bank:

               (for the issue of Drawdown Notices and selection of the duration of Interest Periods)

               National Westminster Bank Plc
               Mayfair Business Centre
               24 Albermarle Street
               London W1X 4JS

               Attention:     Manager
               Fax:           0171 290 4690/1/2
               and otherwise for all other notices to

               National Westminster Bank Plc
               Acquisition Finance Unit
               4th Floor
               Crosby Court
               38 Bishopsgate
               London EC2N 4DP

               Attention:     Niki Fitch/James Moody
               Fax:   0171 665 6161

14.4   DEEMED RECEIPT

       Any notice given in relation to any of the Financing Documents by the Bank shall be deemed to have been received:

       (a) if sent by facsimile message followed by receipt at the transmitting terminal of a confirmatory transmission report acknowledging receipt by a terminal with the facsimile number to which the relative notice was transmitted, on the Business Day on which transmitted;

       (b) in the case of a written notice lodged by hand, at the time of actual delivery; or

       (c) if posted, on the second Business Day following the day on which it was properly despatched by first class mail postage prepaid.

14.5 Any notice given to the Bank shall be deemed to have been received by the Bank only upon actual receipt by the Bank.


15.    ASSIGNMENTS AND TRANSFERS

15.1   BENEFIT OF AGREEMENT

       This Agreement shall be binding upon and enure to the benefit of each party hereto and its successors and assigns.

15.2   ASSIGNMENTS AND TRANSFERS BY THE BORROWER

       The Borrower shall not be entitled to assign or transfer all or any of its rights, benefits and obligations under this Agreement.

15.3   ASSIGNMENTS AND TRANSFERS BY THE BANK

       The Bank may assign or transfer all or any of its rights and obligations under any of the Financing Documents provided that any transferee is a Qualifying Bank and the Borrower shall enter into such documents as the Bank may stipulate in order to effect such transfer or assignment.

15.4   DISCLOSURE OF INFORMATION

       The Bank shall keep confidential any information furnished or made available to it under any of the Financing Documents by the Borrower other than that which is available in the public domain, or which the Bank is by law or regulation required to disclose. The Bank may disclose such information to its professional advisers and to any actual or potential assignee, transferee or sub-participant, subject to the condition that each of the same keeps confidential any such information.


15.5   PUBLICITY

       Save where immediate disclosure of information is required by law or by any regulatory authority or by any court of competent jurisdiction, neither the Bank nor the Borrower and any companies in the Group shall make or consent to the making of any public statement or announcement concerning the terms of this Agreement or the continuance or the provision of the Term Loan Facility or any security therefor, to the Stock Exchange or otherwise, without first obtaining the approval of the other party as to the content thereof.

16.    LAW

       This Agreement shall be governed by, and construed in all respects in accordance with, English Law.



IN WITNESS whereof the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                      SCHEDULE 1


                            CHARGING GROUP AS AT *         1996

                                  Jurisdiction of
Name                              Incorporation        Registered Number   Shares Owned By
----                              -----------------    -----------------   ---------------
Regis Europe Limited              England and Wales    02108396            Regis Corporation

Essanelle Limited                 England and Wales    1115693             Regis Europe Limited

Steiner Hairdressing Limited      England and Wales    3112915             Openpark Limited

Steiner Salons Limited            England and Wales    146422              Openpark Limited

Openpark Limited                  England and Wales    2457287             Regis Europe Limited

                                     SCHEDULE 2

                 CONDITIONS PRECEDENT FOR THE PURPOSE OF CLAUSE 2


The Bank is satisfied that no Default or Default Occurrence is continuing and shall have received each of the following (in form and substance satisfactory to the Bank):

       (a) a Certified Copy of the certificate of incorporation (and any relative certificate of incorporation on change of name) of each member of the Charging Group;

       (b) a Certified Copy of the Memorandum of Association and the Articles of Association of each member of the Charging Group;

       (c) a Certified Copy of the minutes (in the agreed form) of a meeting of the board of directors of each member of the Charging Group approving and authorising the execution and performance of each of the Transaction Documents to which such company is a party on the terms and conditions thereof and in each case establishing:

               (i) that the meeting was duly convened and quorate in accordance with the relative company's articles of association;

               (ii) due consideration by all the directors of the relative company of the obligations and liabilities arising thereunder and in particular where necessary, the application and relative relaxation procedures in relation to the provisions of sections 151 to 158 of the Act;

               (iii) the making of all declarations of interests as may be required in connection with any of the Transaction Documents; and

               (iv) the authorisation of any of the directors of the relative company whose names and specimen signatures are set out therein to sign or otherwise duly attest the execution of such documents and any other documents to be executed or delivered pursuant thereto;

       (d) Certified Copies of any necessary statutory declarations made in the prescribed form (and each being in the agreed form) by all of the directors of each company listed in Part 2 of Schedule 1 as required by Section 155 of the Act together with a Certified Copy of the statutory report by its Auditors required under Section 156(4) of the Act and confirmation by the Auditors that each such company has net assets (as defined in section 152(2) of the Act) and that the relative net assets are not reduced by the giving of the financial assistance or any reduction in net assets does not exceed distributable profits;

       (e)     a Certified Copy of each of:

               (i)    the Acquisition Documents;

               (ii)   the Disclosure Letter;

               (iii)  the Employment Contract;

               (iv) a consultancy contract made between the Borrower and Arthur Fabricant;

               each having been duly executed by the parties thereto;

       (f) a Guarantee and a Debenture duly executed by each company listed in Part 1 of Schedule 1 together, in each case, with all documents deliverable therewith;

       (g) evidence from the Borrower that the Keyman Insurance has been properly effected;

       (h)     the Overdraft Facility Letter duly executed by the Borrower;

       (i) a certificate (in the agreed form) from a director of the Borrower to the effect that:

                         **[number] ordinary shares in the Borrower have been duly allotted to Regis Corporation;

                         such shares have been subscribed for an amount of at least L2,700,000 out of which the Borrower has received in cash at least L2,700.000;

                         share certificates in respect of such shares have been issued to Regis Corporation;

       (j)     all items forming the Information Package;

       (k) a letter from the Auditors addressed to the Bank in substantially the form set out in Schedule 6;

       (1)     the Drawdown Notice duly executed by the Borrower;

       (m) a cheque for all fees and expenses payable on the Drawdown Date pursuant to Clause 12;

       (n) a cheque for all legal expenses payable to Wilde Sapte pursuant to Clause 12;

       (o)     a letter of comfort addressed to the Bank from Regis Corporation;

       (p) all relative deeds of release (in the agreed form) relating to all Encumbrances over any of Target's assets (other than Permitted Encumbrances) existing on or before the Completion Date;

       (q) the Bank being satisfied with the provisions of all arrangements relating to all premises from which the Target conducts its business or trading activities;

       (r) a Certified Copy of all documents under which the Borrower is to purchase or has purchased all the issued share capital of S & L; and

       (s)     a Certified Copy of the Regis S.A. Comfort Letter.

                                     SCHEDULE 3

                       MANDATORY LIQUID ASSETS COSTS FORMULA


The additional rate relative to the Term Loan is, subject as hereinafter provided, arrived at by applying the following formula:

              Additional Costs = BY + L(Y-X) + S(Y-Z) per cent. per annum
                                 -------------------
                                      100 - (B+S)

(a)    Where on the day of the application of the formula:

       B is the percentage of the Bank's eligible liabilities which the Bank of England then requires the Bank to hold on a non-interest-bearing deposit account in accordance with its cash ratio requirements;

       Y is the rate at which Sterling deposits are offered by the Bank to leading banks in the London inter-bank market at our about 11.00 a.m. on that day for the relative period;

       L is the percentage of eligible liabilities which (as a result of the requirements of the Bank of England) the Bank maintains as secured money with members of the London Discount Market Association or in certain marketable or callable securities approved by the Bank of England, which percentage shall (in the absence of evidence that any other figure is appropriate) be conclusively presumed to be 5 per cent.;

       X is the rate at which secured Sterling deposits may be placed by the Bank with members of the London Discount Market Association at or about 11.00 a.m. on that day for the relative period or, if greater, the rate at which Sterling bills of exchange (of a tenor equal to the duration of the relative period) eligible for rediscounting at the Bank of England can be discounted in the London discount market at or about 11.00 a.m. on that day;

       S is the percentage of the Bank's eligible liabilities which the Bank of England requires the Bank to place as a special deposit; and

       Z is the interest rate per annum allowed by the Bank of England on special deposits.

(b)    For the purposes of this Schedule:

       (i) "ELIGIBLE LIABILITIES" and "SPECIAL DEPOSITS" have the meanings given to them at the time of application of the formula by the Bank of England; and

       (ii)    "RELEVANT PERIOD" in relation to each Interest Period means:

               (A)    if it is 3 months or less, that Interest Period; or

               (B)    if it is more than 3 months.

               (c) In the application of the formula, B, Y, L, X, S and Z are included in the formula as figures and not as percentages, e.g. if B = 0.5 per cent. and Y = 15 per cent., BY is calculated as 0.5 x 15.

               (d) The formula is applied on the first day of each relative period. Each amount is rounded up to the nearest four decimal places.

               (e) If the Bank determines that a change in circumstances has rendered, or will render, the formula inappropriate, the Bank shall notify the Borrower of the manner in which the additional rate will subsequently be calculated. The manner of calculation so notified by the Bank shall be binding on the Borrower.

                                     SCHEDULE 4

                                       PART 1

                                  DRAWDOWN NOTICE



To:    National Westminster Bank Plc
       Mayfair Branch
       P0 Box 4ND
       18a Curzon Street
       London W1A 4ND


                                                            Date:


Dear Sirs,

CREDIT AGREEMENT DATED 22ND SEPTEMBER 1995 (AS AMENDED FROM TIME TO TIME) MADE BETWEEN (1) REGIS EUROPE LIMITED AND (2) NATIONAL WESTMINSTER BANK PLC (THE "CREDIT AGREEMENT")

Words and expressions defined in the Credit Agreement have the same meaning in this Drawdown Notice.

We hereby give you notice of the borrowing of a Term Loan Tranche:

(a)    date: **

(b)    tranche

(c)    amount: **

(d)    duration of Interest Period: ** months (n.b. Clause 4.3.2(d))

(e)    ** payment instructions

For and on behalf of
REGIS EUROPE LIMITED
(a company incorporated in England and Wales with registered number 02108396)

------------------------
NOTE: Where a Term Loan Tranche is a tranche within Tranche B, a schedule of the Restructuring Costs or Transaction Costs to be paid or reimbursed out of the proceeds is to be attached to this notice and the amount of the further tranche may not exceed the amount of such Restructuring Costs or Transaction Costs.

                                     SCHEDULE 5

                        REPRESENTATIONS AND WARRANTIES MADE
                                  UNDER CLAUSE 3.2


1. It is a limited company incorporated under the laws of its jurisdiction of incorporation, which possesses the capacity to sue and be sued in its own name and which has the power to carry on its business and to own its property and other assets.

2. It has power and capacity to execute, deliver and perform its obligations under each of the Transaction Documents to which it is or is to be a party and all necessary corporate, shareholder and other action has been taken and consents given to authorise the execution, delivery and performance of the same.

3. Its obligations under each of the Transaction Documents to which it is a party constitute its legal, valid and binding obligations and are in full force and effect.

4. Its execution and delivery and performance and discharge of its obligations and liabilities under each of the Transaction Documents to which it is or is to be a party do not and will not:

       (i) contravene any law or regulation or any order of any governmental or other official authority, body or agency or any judgment, order or decree of any court having jurisdiction over it; or

       (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which it is a party or any licence or other authorisation to which it is subject or by which it or any of its property is bound; or

       (iii) contravene or conflict with any provision of its memorandum and articles of association and, in particular, it has no limit on its power to incur Indebtedness.

5. All licences, consents, exemptions, clearances, filings, registrations, payments of duties or taxes, notarisations and authorisations as are or may be necessary or desirable for the proper conduct of its business, trade and ordinary activities and for the performance and discharge of its obligations and liabilities under each of the Transaction Documents and which are required in connection with the execution, delivery, validity, enforceability or admissibility in evidence of each of the Transaction Documents are in full force and effect;

6. It has not taken any action nor have any steps been taken or legal proceedings been started or threatened in writing against it for winding-up, dissolution or re-organisation, the enforcement of any Encumbrance over its assets or for the appointment of a receiver, administrative receiver, or administrator, trustee or similar officer of it or of any or all of its assets or any other procedure under which it obtains protection from any of its creditors.

7. It is not in breach or in default under any of any deed, instrument or agreement to which it is a party or which is binding on it or any of its assets.

8. No action, litigation, arbitration or administrative proceeding has been started or (so far as it is aware having made all appropriate enquiry) is pending or threatened against it, nor is there subsisting any unsatisfied judgment or award given against it by any court, board of arbitration or other body.

9. Since the date of Accountants' Report, there has been no material adverse change in any of its business or financial constitution, prospects and undertaking.

10. All of its assets are free from any Encumbrances, other than Permitted Encumbrances.

11.    It has no Indebtedness outstanding other than Permitted Indebtedness.

12.    In relation to the Information Package:

       (i) all assumptions and presumptions contained in the Accountants' Report were reasonable at the time they were made and in relation to the period in respect of which they were made;

       (ii) all factual information contained in the Information Package was, at the date of the relative reports, true and accurate in all respects and not misleading, and there are no other facts the omission of which would make any fact or statement therein misleading; and

       (iii) all forecasts, projections and estimates attributable to it contained or referred to in the Information Package and all assumptions and presumptions upon the basis of which the same were made, at the time they were made were reasonable and nothing has occurred since the date of the Accountants' Report which makes it necessary to change any of those forecasts, projections and estimates.

13. Immediately prior to the Completion Date, the Borrower has no Subsidiaries other than Regis S.A.

14. There are no arrangements (whether legally binding or not) between the Borrower and any of its Subsidiaries for financial support other than under the terms of the Regis S.A. Comfort Letter.

15. There is no disclosure made in any Exhibit to the Acquisition Agreement or any other disclosure to any of the Acquisition Documents that is not fully and accurately disclosed in the Information Package.

                                     SCHEDULE 6

                                       PART 1

                               AUDITORS' CONFIRMATION



National Westminster Bank Plc
135 Bishopsgate
London
EC2M 3UR

                                                     [Date]


Gentlemen,

CREDIT AGREEMENT TO BE DATED 22ND SEPTEMBER 1995 AS VARIED AND RESTATED BY VARIATION AND AGREEMENTS DATED 22ND MARCH 1996 AND [** 1998] MADE BETWEEN
(1) REGIS EUROPE LIMITED AND (2) NATIONAL WESTMINSTER BANK PLC (THE "CREDIT AGREEMENT")

We confirm, as auditors of Regis Europe Limited and those of its subsidiary companies that are registered in England and Wales, that we will, from time to time and at your request, issue to you a report in substantially the form enclosed.

Your draft letter of instructions and our draft form of report are enclosed initialed for purposes of identification.

Yours faithfully,




-------------------------------
for and on behalf of
** as Auditors

                    (TO BE SENT BY NATIONAL WESTMINSTER BANK PLC
                        TO AUDITORS OF REGIS EUROPE LIMITED)



Auditors' details **


                                             [Date]
**


Dear Sirs,

REGIS EUROPE LIMITED (THE "BORROWER")

We refer to the Credit Agreement entered into between the Borrower and ourselves dated 22nd September 1995 as varied and restated on 22nd March 1996 and [** 1998] an executed copy of which is enclosed with this letter (the "CREDIT AGREEMENT").

Clause 9.2 of the Credit Agreement sets out the financial undertakings of the Borrower. We or, as the case may be, the Borrower, may require you to review the covenant calculations under Clause 9.2 (whether for the purpose of Clause 9.1(e) or otherwise).

In any such event, whether the request is made by either the Borrower or us we should be grateful if your review would confirm that such calculations have been made in accordance with the terms of the Credit Agreement, or if not, that any revised calculations made by you in relation to such calculations have been so made.

According to the provisions of Clause 9.1(a) of the Credit Agreement the Borrower is required to send us its Accounts within 120 days of the end of each Financial Year. You should report to us the results of your review of the calculations of those covenants which fall to be tested as at the end of each such Financial Year, in the terms set forth in the enclosed draft, within 14 days following the compliance by the Borrower with that requirement.

Your fees for this work are for the account of the Borrower and should be agreed with them in advance.


Yours faithfully,




-------------------------------
for and on behalf of
NATIONAL WESTMINSTER BANK PLC

                              [FORM OF AUDITORS' REPORT]






                                                  [Date]




Dear Sirs,


We refer to the Credit Agreement entered into between Regis Europe Limited (the "Borrower") and yourselves, dated 22nd September 1995 as varied and restated on 22nd March 1996 and [** 1998] (the "CREDIT AGREEMENT").

The definitions set out in the Credit Agreement shall have the same meaning in this report.

In accordance with your instructions set out in your letter dated     ** 19** we
have reviewed the enclosed schedule of calculations for the financial undertakings in Clause 9.2 for the Financial Year ended on ** 19**. The schedule has been initialed by us for purposes of identification.

As Auditors of the Borrower, we confirm that the respective amounts of PBIT, Total Debt Costs, Consolidated Cash Flow Before Financing, Total Obligations, Consolidated Adjusted Net Worth, Gearing and Capital Expenditure have been calculated in accordance with the provisions set out in the Credit Agreement for the Financial Year ended ** 19**.

Yours faithfully,




----------------------------
for and on behalf of
** as Auditors

                                    SCHEDULE 6

                                       PART 2


The Manager
Acquisition Finance
NatWest Markets
135 Bishopsgate
London EC2M 3UR



Dear Sir/Madam,

CREDIT AGREEMENT DATED 22ND SEPTEMBER 1995 MADE BETWEEN REGIS EUROPE LIMITED AND NATIONAL WESTMINSTER BANK PLC AS VARIED AND RESTATED ON 22ND MARCH 1996 AND
[** 1997] (THE "CREDIT AGREEMENT")

In accordance with Clause 9.1(e) of the Credit Agreement dated xxxxx, we hereby certify that during the period xxxx to xxxx, all of our undertakings under the Financing Documents including the financial undertakings in Clause 9.2 (calculations of which are attached) have been complied with.

Signed




on behalf of the Board of Regis Europe Limited

       FINANCIAL UNDERTAKING CALCULATIONS FOR THE PERIOD XXX TO XXX

1.     PBIT:  TOTAL DEBT COSTS

       PBIT

       July                      x
       August                    x
       September                 x                                 _
       ...                       x
                                                                   x
                                                                  ---
                                                                  ---

       Total Debt Costs

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       Ratio                     x

       Covenant                  x


2.     CONSOLIDATED CASH FLOW BEFORE FINANCING TO TOTAL OBLIGATIONS

       Consolidated Cash Flow Before Financing

       PBIT

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       +Depreciation

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---


                                      -50-

       + management charges payable but not paid

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       + receipts from Regis Corporation for share subscriptions


       July                      x
       August                    x
       September                 x
       ...                       x                                 -
                                                                   x
                                                                  ---
                                                                  ---

       -payments to Regis Corporation not already included in PBIT


       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       +/- Net Working Capital Movement

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       +/- Extraordinary Items

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---


                                      -51-

       - Capital Expenditure

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       - Taxes Paid

       July                      x
       August                    x
       September                 x
       ..                        x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       Consolidated Cash Flow Before Financing                     _
                                                                   x
                                                                  ---
                                                                  ---

       Total Obligations

       Total Debt Costs

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---

       Loan Repayments

       July                      x
       August                    x
       September                 x
       ...                       x                                 _
                                                                   x
                                                                  ---
                                                                  ---


                                      -52-

       Loan Prepayments

       July                      x
       August                    x
       September                 x
       ...                       x                                 -
                                                                   x
                                                                  ---
                                                                  ---

       Finance Lease Repayments

       July                      x
       August                    x
       September                 x
       ...                       x                                 -
                                                                   x
                                                                  ---
                                                                  ---

       Total Obligations         x

       Ratio                     x

       Covenant                  x

3.     CONSOLIDATED ADJUSTED NET WORTH

       Share Capital                                      x
       Regis Corp Intercompany Loan                       x
       Acquisition Goodwill Written Off                   x
       Less Intangibles (excluding Acquisition Goodwill)  x
       Less Investment in Regis SA and S&L                x
       Profit and Loss Reserve                            x

       Covenant                  x

4.     GEARING

       Total Debt
       Term Loan           x
       Overdraft Facility        x
       Finance Leases            x
       Other                     x

       Consolidated Adjusted Net Worth                    x

       Gearing                   x%

       Covenant                  x%


5.     CAPITAL EXPENDITURE

              Charging   Regis South   Total   Cumulative   Covenant
               Group       Africa                 YTD
July             x            x          x         x            x
August           x            x          x         x            x
September        x            x          x         x            x
 ...              x            x          x         x            x
                ---          ---        ---       ---          ---
                 x            x          x         x            x

*Please also schedule:

(i)    Reverse Premia received in respect of new leases;

(ii)   BHS Receipts that have been reinvested as Capital Expenditure.

                                   SCHEDULE 7

1.     MARKET DISRUPTION

       If the Bank determines that, by reason of circumstances generally affecting the London inter-bank market, means do not exist for ascertaining LIBOR:

       (a) the Bank shall promptly notify the Borrower in writing of such event ("MARKET DISRUPTION NOTICE");

       (b) the Bank and the Borrower shall, as the circumstances may require, discuss an alternative basis for calculating the relative rate of interest for the Term Loan on the basis that the net return to the Bank shall be no less (but no more) than it would have been had such event not occurred;

       (c)     the Borrower shall either:

               (i) throughout any period in relation to which a market disruption notice is in effect, subject always to paragraph 1(d), pay interest to the Bank on the Term Loan at the rate per annum determined by the Bank to be the aggregate of:

                      (x)     the Margin;

                      (y) the rate determined by the Bank to be the rate which expresses as a percentage rate per annum the cost to the Bank of funding the Term Loan from whatever sources it may select (acting reasonably); and

                      (z)     Mandatory Liquid Asset Costs; or

               (ii) promptly following receipt of a market disruption notice, prepay the Term Loan, together with interest accrued thereon and all other amounts payable under this Agreement (including all amounts payable under Clause 9.2); or

       (d) if the Borrower and the Bank shall agree an alternative basis, then such alternative basis shall take effect in accordance with its terms and shall be deemed to take effect under this Agreement until such time the circumstances giving rise to the market disruption notice have ceased.


2.     CHANGES IN CIRCUMSTANCES

2.1    ILLEGALITY

       If by reason of the introduction of; or any change in, any applicable law or any regulation or regulatory requirement of the Bank of England or of any other governmental, monetary or other authority (with the requests or requirements of which the Bank is accustomed to comply and whether in the United Kingdom or elsewhere) or any change in the interpretation or application thereof it becomes unlawful or it is prohibited for the Bank to maintain the Term Loan Facility or otherwise give effect to any of its obligations under this Agreement, the Bank shall inform the Borrower to that effect, whereupon its obligation to permit the Term Loan Facility to remain outstanding shall forthwith terminate and the Borrower shall, within such period (if any) as may be allowed by the relevant law, regulation or regulatory requirement, prepay to the Bank the Term Loan together with all other amounts payable under this Agreement (including all amounts payable under Clause 9.2). Without prejudice to the foregoing, the Bank confirms that if it informs the Borrower as aforesaid it shall thereafter use reasonable endeavours to avoid or mitigate the effects of such unlawfulness or prohibition (including, without limitation, designation of an alternative Lending Office or the transfer or assignment of the Term Loan Facility to a Qualifying Bank pursuant to Clause 15) and will enter into negotiations in good faith with the Borrower with a view to finding a means of avoiding or mitigating the effects of such unlawfulness or prohibition PROVIDED THAT the Bank shall not be obliged to continue such negotiations for a period exceeding 30 days (or if shorter, the period from notification to the date upon which the relative law, regulation or requirement comes into effect) after the day upon which the Bank informs the Borrower pursuant to this paragraph 2.1.

2.2    INCREASED COSTS

       If, after the date hereof, any of the implementation: introduction, abolition, withdrawal and any change in:

       (a)     any law, regulation, practice and concession; or

       (b) any official directive, regulatory requirement, request and guidance (whether or not having the force of law but if not having the force of law, imposed by any body or authority with whose requirements, requests or guidance the Bank customarily complies) of the Bank of England, the European Union and of any other governmental, monetary or other authority (whether in the United Kingdom or elsewhere) having jurisdiction over the relative Bank; or

       (c)     any change in the interpretation or application thereof,

       shall increase the cost to the Bank of making available the Term Loan Facility or maintaining the Term Loan or any part thereof or of carrying out any of the transactions provided for or contemplated by any of the Financing Documents or reduce the amount of any payment received or receivable by the Bank or reduce its return from the Term Loan Facility, then and in any such case the Bank shall notify the Borrower who shall pay (as additional interest) from time to time to the Bank within 5 Business Days of such notification all amounts which the Bank certifies (in a certificate which shall set out in reasonable detail so far as is practicable the basis of the computation of such amounts) to be necessary to compensate the Bank for the additional cost or reduction. Without prejudice to the foregoing, the Bank confirms that on notifying the Borrower as aforesaid the Bank shall take such steps as the Bank considers reasonable to reduce or avoid the additional cost or reduction and, if the Borrower so requests, the Bank shall consult with the Borrower with a view to finding a means of reducing or avoiding the additional cost or reduction PROVIDED THAT the Bank shall not be obliged to continue such negotiations in respect of any such notification for a period of longer than 30 days after the date of the giving of notification pursuant to this paragraph 2.2.

       The Borrower will not be obliged to compensate the Bank under paragraph
       2.2 (Increased Costs) in respect of any increased cost:

       (a)     compensated for by payment of the MLA Costs; or

       (b) attributable to a change in the rate of Tax on the Overall Net Income of the Bank; or

       (c) compensated for by the operation of paragraph 3 (Grossing Up) or would have been so compensated for but for the operation of paragraph 3.4.

2.3    CERTIFICATES

       The certificate or notification of the Bank as to any of the matters referred to in paragraphs 2.1 and 2.2 shall, in the absence of manifest error, be conclusive and binding on the Borrower.


3.     GROSSING UP

3.1 Subject to paragraph 3.2, all sums payable to the Bank pursuant to or in connection with any of the Financing Documents shall be paid in full without any set-off or counterclaim whatsoever and free and clear of all deductions or withholdings whatsoever.

3.2 If any deduction or withholding is required by law in respect of any payment due to the Bank pursuant to or in connection with any of the Financing Documents, the Borrower shall ensure that the deduction or withholding is made and that it does not exceed the minimum legal requirement therefor and that the full amount deducted or withheld is paid to the relevant taxation or other authority in accordance with the applicable law.

3.3 If any deduction or withholding is made in relation to any payment payable by the Borrower to the Bank, the Borrower shall pay to the Bank that amount which results in the net amount received by the Bank after the deduction or withholding (and after taking account of any further deduction or withholding which is required to be made as a consequence of the increase) being equal to the amount which the Bank would have been entitled to receive in the absence of any requirement to make any deduction or withholding.

3.4 A Borrower shall not be required to pay an additional amount under this CLAUSE 11.9 if the payment in respect of which the deduction or withholding is required is a payment of interest on an Advance and:

       (a) at the time that Advance was made, the Bank was not a Qualifying Bank otherwise than as a consequence of a Change occurring after the date of this Agreement (and the obligation to deduct or withhold would not have arisen if that Advance had been made by a Quilting Bank); or

       (b) at the time when the interest is paid, the Bank is not beneficially entitled to it or, being beneficially entitled to it, the Bank is not within the charge to United Kingdom corporation tax as respects it otherwise than as a consequence of a Change occurring after the date of this Agreement (and the obligation to deduct or withhold would not have arisen if the Bank had been beneficially entitled to the interest and had been within the charge to United Kingdom corporation tax as respects
               it).

3.5 If the Borrower pays to the Bank any additional amount under this paragraph 3 by reason of a deduction or withholding for or on account of Taxes and the Bank determines in its absolute discretion that it has obtained a refund of Tax, or credit against Tax, by reason of the payment of that additional amount and the Bank is able to identify such refund or credit as being attributable to that payment, then the Bank shall reimburse to the Borrower such amount as the Bank shall determine in its absolute discretion to be the proportion of the credit or refund in question as will leave the Bank (after that reimbursement) in no better or worse position than that in which it would have been had the payment of the additional amount concerned not been required, but the Bank need not make any reimbursement if it believes the making of the reimbursement would cause it to lose the benefit of the credit or refund. The Bank will have an absolute discretion as to whether to claim any credit for or refund of Taxes and, if it does claim, the extent, order and manner in which it does so. The Bank will not be obliged to disclose any information regarding its tax affairs or computations to the Borrower.


4.     DOCUMENTARY TAXES INDEMNITY

       All stamp, documentary, registration or other like duties or Taxes, including any penalties, additions, fines, surcharges or interest relating thereto, which are imposed or chargeable on or in connection with any of the Financing Documents shall be paid by the Borrower PROVIDED THAT the Bank shall be entitled but not obliged to pay any such duties or Taxes (whether or not they are its primary responsibility), whereupon the Borrower shall on demand indemnify the Bank for all costs and expenses so incurred.


5.     VAT

       All payments made under the Financing Documents are calculated without regard to VAT. If any such payment constitutes the whole or any part of the consideration for a taxable or deemed taxable supply (whether that supply is taxable pursuant to the exercise of an option or otherwise) by the Bank, the amount of that payment shall be increased by an amount equal to the amount of VAT which is chargeable in respect of the taxable supply in question.

                                  SCHEDULE 8

                               BASE CASE MODEL

THE BORROWER

SIGNED BY                          )
and                                )    /s/ [Illegible]
for and on behalf of               )
REGIS EUROPE LIMITED               )



THE BANK

SIGNED BY                          )
                                   )    /s/ [Illegible]
for and on behalf of               )
NATIONAL WESTMINSTER BANK PLC      )

The Borrower

SIGNED by                          )
for and on behalf of               )   /s/ [Illegible]
REGIS EUROPE LIMITED               )



The Bank

SIGNED by                          )
for and on behalf of               )   /s/ [Illegible]
NATIONAL WESTMINSTER               )
BANK PLC                           )


                                      -7-